As filed with the SEC on ____________.                 Registration No. 33-20000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 26


                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 Broad Street
                          Newark, New Jersey 07102-3777
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                Thomas C. Castano
                               Assistant Secretary
                   The Prudential Insurance Company of America
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate space):

|_|   immediately upon filing pursuant to paragraph (b) of Rule 485


|X|   on May 1, 2003 pursuant to paragraph (b) of Rule 485
          (date)


|_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|   on _______________ pursuant to paragraph (a)(1) of Rule 485
             (date)

|X| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                     PART A:

                     INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2003


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by The Prudential Insurance Company of America ("Prudential", "we", "us", or "our") under the name Variable Appreciable Life(R) Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest your Contract's premiums and its earnings in one or more of 14 available variable investment options of The Prudential Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

Conservative Balanced        Government Income        Small Capitalization Stock
Diversified Bond             High Yield Bond          Stock Index
Equity                       Jennison                 Value
Flexible Managed             Money Market             Zero Coupon Bond 2005
Global                       Natural Resources

o     Invest in the fixed rate option, which pays a guaranteed interest rate.

o Invest in The Prudential Variable Contract Real Property Account (the "Real Property Account").

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY OF CHARGES AND EXPENSES................................................1
    Expenses other than Portfolio Expenses.....................................1
    Mortality and Expense Risk Fees............................................2
    Net Interest on Loan (4)...................................................2
    Portfolio Expenses.........................................................4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS..................................4
    Brief Description of the Contract..........................................4
    Types of Death Benefit Available Under the Contract........................5
    Death Benefit Guarantee....................................................5
    The Contract Fund..........................................................5
    Tabular Contract Fund......................................................5
    Premium Payments...........................................................6
    Allocation of Premiums.....................................................6
    Investment Choices.........................................................6
    Transfers Among Investment Options.........................................7
    Increasing or Decreasing Face Amount.......................................7
    Access to Contract Values..................................................7
    Contract Loans.............................................................7
    Canceling the Contract.....................................................7

SUMMARY OF CONTRACT RISKS......................................................8
    Contract Values are not Guaranteed.........................................8
    Increase in Charges........................................................8
    Contract Lapse.............................................................8
    Risks Involved with Using the Contract as a Short-Term Savings Vehicle.....8
    Risks of Taking Withdrawals................................................9
    Limitations on Transfers...................................................9
    Limitations and Charges on Surrender of the Contract.......................9
    Risks of Taking a Contract Loan...........................................10
    Tax Consequences of Buying this Contract..................................10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS..............11
    Risks Associated with the Variable Investment Options.....................11
    Learn More about the Variable Investment Options..........................11

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES....11
    The Prudential Insurance Company of America...............................11
    The Prudential Variable Appreciable Account...............................11
    The Prudential Series Fund, Inc...........................................12
    Voting Rights.............................................................14
    Substitution of Portfolios................................................14
    The Fixed Rate Option.....................................................14
    The Prudential Variable Contract Real Property Account....................15

CHARGES AND EXPENSES..........................................................15
    Sales Load Charges........................................................15
    Surrender Charges.........................................................16
    Cost of Insurance.........................................................17
    Deduction from Premiums...................................................18
    Taxes Attributable to Premiums............................................18
    Monthly Deductions from Contract Fund.....................................18
    Daily Charges.............................................................18
    Transaction Charges.......................................................19
    Portfolio Charges.........................................................19
    Rider Charges.............................................................19

PERSONS HAVING RIGHTS UNDER THE CONTRACT......................................19
    Contract Owner............................................................19
    Beneficiary...............................................................19

OTHER GENERAL CONTRACT PROVISIONS.............................................20
    Assignment................................................................20
    Incontestability..........................................................20
    Misstatement of Age or Sex................................................20
    Settlement Options........................................................20
    Suicide Exclusion.........................................................20

RIDERS........................................................................20

REQUIREMENTS FOR ISSUANCE OF A CONTRACT.......................................21

PREMIUMS......................................................................22
    Allocation of Premiums....................................................23
    Transfers.................................................................23
    Dollar Cost Averaging.....................................................24

DEATH BENEFITS................................................................24
    Contract Date.............................................................24
    When Proceeds are Paid....................................................24
    Types of Death Benefit....................................................25
    Increases in Face Amount..................................................25
    Decreases in Face Amount..................................................27

CONTRACT VALUES...............................................................27
    How a Contract's Cash Surrender Value Will Vary...........................27
    Surrender of a Contract...................................................28
    Loans.....................................................................29
    Withdrawals...............................................................30

LAPSE AND REINSTATEMENT.......................................................31
    Options on Lapse..........................................................31

TAXES.........................................................................32
    Tax Treatment of Contract Benefits........................................32
    Tax-Qualified Pension Plans...............................................34

LEGAL PROCEEDINGS.............................................................34

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
ACCUMULATED PREMIUMS..........................................................34

ADDITIONAL INFORMATION........................................................36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................37

                         SUMMARY OF CHARGES AND EXPENSES


Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 37 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 15.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment options.

-----------------------------------------------------------------------------------------------------------
                                    Transaction and Optional Rider Fees
-----------------------------------------------------------------------------------------------------------
                Charge                       When Charge is Deducted               Amount Deducted
-----------------------------------------------------------------------------------------------------------
Administrative Fee                       Deducted from premium payments.                  $2
-----------------------------------------------------------------------------------------------------------
Taxes Attributable to Premiums (1)       Deducted from premium payments.     1.25% to 14.85% depending on
                                                                               state and locality. (4)
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Premiums                     Monthly                  0.5% of the primary annual
(Load) (3)                                                                             premium.
-----------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge            Upon lapse, surrender or         50.0% of the primary annual
(Load) (2) (3)                             decrease in basic insurance                 premium.
                                                     amount.
-----------------------------------------------------------------------------------------------------------
Other Surrender Fees (3)                    Upon lapse, surrender, or         $5 per $1,000 of coverage.
                                           decrease in basic insurance
                                                     amount.
-----------------------------------------------------------------------------------------------------------
Withdrawal Fee                                  Upon withdrawal.            the lesser of $15 or 2% of the
                                                                                  withdrawal amount.
-----------------------------------------------------------------------------------------------------------
Basic Insurance Amount Change Fee        When there is a change in basic                 $15.
                                                insurance amount.
-----------------------------------------------------------------------------------------------------------
Living Needs Benefit Fee                    When the benefit is paid.                    $150.
-----------------------------------------------------------------------------------------------------------

(1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2) The maximum is capped at $32.50 per $1,000 of face amount for issue ages above age 67.

(3)   Duration of charge is limited. See, CHARGES AND EXPENSES, page 15.

(4)   The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including The Funds' fees and expenses.

---------------------------------------------------------------------------------------------------------------------------------
                       Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
               Charge                                When Charge is Deducted                       Amount Deducted
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance ("COI") (1)                                 Monthly                   $0.06 to $83.34 Per $1,000 of Net Amount
                                                                                                        of Risk.
Minimum and Maximum Charges
---------------------------------------------------------------------------------------------------------------------------------
Initial COI for a representative
Contract owner, male age 30 in the                            Monthly                    $0.18 per $1,000 of Net Amount of Risk
preferred underwriting class, no riders. (3)                                                for a contract issued after 1998.
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                                Daily                     Annual rate of 0.6% (0.9% if the face
                                                                                          amount of the Contract is less than
                                                                                        $100,000) of the amount of assets in the
                                                                                              variable investment options.
---------------------------------------------------------------------------------------------------------------------------------
Administrative Fee for basic insurance                        Monthly                   $3 plus up to $0.03 per $1,000 of basic
amount                                                                                             insurance amount.
                                                                                          The per $1,000 is capped at $12.00.
---------------------------------------------------------------------------------------------------------------------------------
Net Interest on Loan (4)                                      Annually                                    1.5%
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit Fee for
the basic insurance amount or an                               Monthly                    $0.01 per $1,000 of basic insurance
increase to the basic insurance                                                               amount or in increase basic
amount                                                                                             insurance amount.
---------------------------------------------------------------------------------------------------------------------------------
Administrative Fee for an increase to basic                   Monthly                     $0.03 per $1,000 of basic insurance
insurance amount                                                                                        amount.
---------------------------------------------------------------------------------------------------------------------------------
Level Premium Term Rider (1)                                  Monthly                   $0.03 to $27.00 per $1,000 of coverage.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Level Premium Term Rider                                      Monthly                        $0.15 per $1,000 of coverage.
rate for a representative Contract owner (3)
---------------------------------------------------------------------------------------------------------------------------------
Child Level Premium Term Rider (4)                            Monthly                      $0.45 per $1,000 of rider coverage
                                                                                                        amount.
---------------------------------------------------------------------------------------------------------------------------------
Renewable Premium Term Rider  (1)                             Monthly                    $0.02 to $55.08 per $1,000 of coverage.
---------------------------------------------------------------------------------------------------------------------------------
Renewable Premium Term Rider rate for a                       Monthly                        $0.13 per $1,000 of coverage.
representative Contract owner (3)
---------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider (1)                            Monthly                    $0.03 to $0.70 per $1,000 of coverage.
---------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider                                Monthly                        $0.07 per $1,000 of coverage.
rate for a representative Contract owner
(3)
---------------------------------------------------------------------------------------------------------------------------------
Option to Purchase Additional Insurance                       Monthly                    $0.06 to $0.37 per $1,000 of coverage,
Rider (1)                                                                                       depending on issue age.
---------------------------------------------------------------------------------------------------------------------------------
Option to Purchase Additional Insurance                       Monthly                        $0.23 per $1,000 of coverage.
Rider rate for a representative Contract
owner (3)
---------------------------------------------------------------------------------------------------------------------------------
Waiver of Premium Rider Charge (1)                            Monthly                    $0.008 to $0.31 per $1,000 of coverage.
---------------------------------------------------------------------------------------------------------------------------------
Waiver of Premium Rider Charge rate for a                     Monthly                        $0.07 per $1,000 of coverage.
representative Contract owner (3)
---------------------------------------------------------------------------------------------------------------------------------
Applicant Waiver of Premium Rider (5)                         Monthly                    0.4% to 3.4% per $1,000 of coverage of
                                                                                           the contracts applicable premium.
---------------------------------------------------------------------------------------------------------------------------------
Applicant Waiver of Premium Rider rate for                    Monthly                    0.7% of the contract premium and $0.15
a representative Contract owner (3)                                                             per $1,000 of coverage.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Unscheduled Premium Benefit Rider (1) (5)                     Monthly                   1.14% of the current unscheduled premium
                                                                                                    benefit amount.
---------------------------------------------------------------------------------------------------------------------------------
Unscheduled Premium Benefit Rider rate for                    Monthly                   0.42% of the unscheduled premium benefit
a representative Contract owner                                                                         amount.
---------------------------------------------------------------------------------------------------------------------------------

      (1) The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class. The charges given are representative for issues after 1997. Other rates may apply to earlier issues.

      (2) For example, the highest COI rate is representative of an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.

      (3) Representative of a male Contract owner age 30, in the preferred underwriting class. The charges given are representative for issues after 1997. Other rates may apply to earlier issues.

      (4)   Duration of charge is limited. See CHARGES AND EXPENSES, page 15.

      (5) The cost of this rider will provide for an additional benefit amount, above the amount for the waiver of premium rider. The percentage varies based on underwriting class.

      (6) The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans, page 29.

Additional charges may be imposed for underwriting risks assessed at issue. Typically, these charges are imposed for the extra mortality risks due to occupation, avocation, or aviation.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

-----------------------------------------------------------------------------------------------------------
                     Total Annual Fund Operating Expenses (1)                     Minimum       Maximum
                                                                             ------------------------------
(expenses that are deducted from the Fund's assets, including management
fees, distribution [and/or service] (12b-1) fees, and other expenses)              0.37%         0.82%
-----------------------------------------------------------------------------------------------------------

      (1)   Total Annual operating expense for Real Property Partnership is
            7.06%.


                             SUMMARY OF THE CONTRACT
                              AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. A variable appreciable life insurance policy is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 14 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund will increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your

Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential -- to meet certain requirements of the Internal Revenue Code -- will increase the death benefit.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:


o Prudential guarantees that if the Scheduled Premiums are paid when due, or received within 61 days after the scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and at least the face amount of insurance will be paid upon the death of the insured.


o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

The Contract Fund

Your net premiums are invested in one or more of the variable investment options that invest in portfolios of The Prudential Series Fund, allocated to the fixed rate option, or invested in the Real Property Account, as you instruct us. Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Prudential will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans, page 29.

Your Scheduled Premium consists of two amounts:

o The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date");

o The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS, page 22.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 22, and Tax Treatment of Contract Benefits, page 32. Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your contracts performance. If the contracts performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for collecting and processing premiums. For more detail, see CHARGES AND EXPENSES, page 15. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 6.


Generally your initial net premium is applied to your contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Home Office. Subsequent net premiums are applied to your contract as of the date of receipt in Good Order at a Home Office.


On the Contract date: (1) we deduct the charge for premium processing and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium to the variable investment options, the fixed rate option, or the Real Property Account according to your most current allocation request.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the 14 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, Inc., page 12, The Fixed Rate Option, page 14, and The Prudential Variable Contract Real Property Account, page 15. Subsequent net premiums are applied to your Contract as of the date of receipt at a Home Office.

Prudential may add additional variable investment options in the future.

Transfers Among Investment Options

You may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account without charge. Certain restrictions apply when transferring funds from the fixed rate option into the variable investment options that invest in portfolios of The Prudential Series Fund or into the Real Property Account. See Transfers, page 23. Currently, you may make additional transfers with Prudential's consent without charge.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners. In addition, you may use our dollar cost averaging feature. For additional information, please see Transfers, page 23, Dollar Cost Averaging, page 24.

Increasing or Decreasing Face Amount

Subject to state approval and underwriting requirements determined by Prudential, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in face amount. See Increases in Face Amount, page 25.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is either increased or decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 28, and Tax Treatment of Contract Benefits, page 32.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 30, and Tax Treatment of Contract Benefits, page 32.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the Contract Fund value attributable to the variable investment options, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow is $200. See Loans, page 29.


Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.


                            SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance. However, Prudential guarantees that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 11 and The Fixed Rate Option on page 14.


Increase in Charges

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.


Contract Lapse


If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.


In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the payment to prevent your Contract from lapsing. Your payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT on page 31. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits " Pre-Death Distributions on page 32.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Contract's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits " Pre-Death Distributions on page 32.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a face amount of insurance of less than the minimum face amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. It is important to note, however, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in face amount of insurance, you should consult with your tax adviser and your Prudential representative. See Withdrawals, page 30, and Tax Treatment of Contract Benefits, page 32.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account up to four times in each Contract year at no charge. You may make additional transfers with Prudential's consent, also at no charge.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and
(b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account or (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 32.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender or Withdrawal Charges on page 16. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract value. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract Fund lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 32.


If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.


Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.


Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans, in excess of premiums paid are treated as ordinary income.


Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract.

Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 32.

                        SUMMARY OF RISKS ASSOCIATED WITH
                         THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 14 available variable investment options of the Series Fund. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc., page 12, The Fixed Rate Option, page 14, and The Prudential Variable Contract Real Property Account, page 15.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Prudential Variable Appreciable Account other than the Real Property Account, which invests in the "Partnership". Each subaccount invests in Portfolio shares of the Series Fund which is registered under the Investment Company Act of 1940. Each subaccount, and the Real Property Account, holds its assets separate from the assets of the other investment options, and each investment option has its own investment objective and policies, which are described in this prospectus and the prospectuses for the Series Fund and the Real Property Account. The income, gains and losses of one investment option generally have no effect on the investment performance of any other. For an additional discussion of the portfolios of the Series Fund, please see The Prudential Series Fund, Inc. on page 12.

We do not promise that the variable investment options will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which the subaccounts invest. You bear the investment risk that the variable investment options may not meet their investment objectives.

Learn More about the Variable Investment Options

Before allocation amounts to the variable investment options, you should read the current Series Fund and The Real Property Account prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

               GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR,
                             AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Prudential Insurance Company of America ("Prudential"), a stock life insurance company, founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Prudential's principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

We have established a separate account, The Prudential Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential. Prudential will consider any possible adverse impact the withdrawal might have on the Account before making any such withdrawal.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 14 available subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. Prudential may add additional subaccounts in the future.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund, their investment objectives, and their investment advisers.

The Prudential Series Fund, Inc. Portfolios:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.


o Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.


o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% if its investable assets in high yield/high risk debt securities.

o Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign.


o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued-those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o Zero Coupon Bond Portfolio - 2005: The investment objective is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests at least 80% of its investable assets in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Prudential Investment Management, LLC. ("PIM"), a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock the Stock Index Portfolios. PIM's business address is, Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated ("GEAM") serves as the sub-adviser to approximately 25% of the assets of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global, the Jennison, the Natural Resources Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 125 Broad Street, New York, New York 10004.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


An affiliate of each of the Funds may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Portfolios

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Prudential's general account. Prudential's general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential.

Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers from the fixed rate option are subject to strict limits. See Transfers, page 23. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid, page 24.

The Prudential Variable Contract Real Property Account

The Real Property Account is a separate account of Prudential. Through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. ("PIM"), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

                              CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 29. Most charges, although not all, are made by reducing the Contract Fund.


Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will vary by resident state and locality. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes. This section provides a more detailed description of each charge that is described briefly in the chart on page 1.


In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

A sales charge, often called a "sales load", is deducted to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium". The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, page 18, and see Deduction from Premiums, page 18) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund, page 18. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. It is often described as a contingent deferred sales load ("CDSL") and is described under Surrender Charges, below.

Surrender Charges

Prudential charges additional sales load, the contingent deferred sales load ("CDSL"), if the Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when it may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, page 18, and see Deduction from Premiums, page 18), and less the $3 part of the monthly administrative charge. See Monthly Deductions from Contract Fund, page 18. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund, page 18.)

The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

-----------------------------------------------------------------------------------------------------------------------------
                                        Maximum Percentages for Surrender Charges
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Cumulative
  Surrender,    Cumulative Scheduled          Cumulative              Contingent       Total Sales     Total Sales Load as
  Last Day of       Premiums Paid      Sales Load Deducted from   Deferred Sales Load     Load            Percentage of
   Year No.                                  Contract Fund                                           Scheduled Premiums Paid
-----------------------------------------------------------------------------------------------------------------------------
       1              $  894.06                 $ 49.56                 $218.66          $268.22             30.00%
       2               1,788.12                   99.12                  367.64           466.76             26.10%
       3               2,682.18                  148.68                  398.55           547.23             20.40%
       4               3,576.24                  198.24                  414.00           612.24             17.12%
       5               4,470.30                  247.80                  414.00           661.80             14.80%
       6               5,364.36                  247.80                  331.00           578.80             10.79%
       7               6,258.42                  247.80                  248.00           495.80              7.92%
       8               7,152.48                  247.80                  166.00           413.80              5.79%
       9               8,046.54                  247.80                   83.00           330.80              4.11%
      10               8,940.60                  247.80                    0.00           247.80              2.77%
-----------------------------------------------------------------------------------------------------------------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.

Prudential deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary or 10 years from an increase in the face amount of insurance. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Prudential to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract's death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.


The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Prudential's current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of Net Amount at Risk. For additional information, see Increases in Face Amount, page 25.


Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0% to 5% (in some instances may exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums, and it is equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Prudential's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

Monthly Deductions from Contract Fund

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance, including any increases in the face amount, is deducted each month. Thus, for a Contract with $75,000 face amount, the charge is $3 plus $2.25 for a total of $5.25. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12.


(b) A charge of $0.01 per $1,000 of face amount of insurance is made to compensate us for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together.

(c) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

(d) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums, above. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Charges

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.90%. For Contracts with face amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We may charge an administrative processing fee of up to $15 for any change in basic insurance amount.

(c) We may charge an administrative processing fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

Charges deducted from and expenses paid out of the assets of the variable investment options are described in the prospectuses for those investment options.

Rider Charges

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge. See Expense Chart titled Periodic Contract Optional Rider Charges Other Than The Funds' Operating Expenses for various riders, on page 2, and see RIDERS page 20.

                    PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary's interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

                        OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Prudential representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

                                     RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Living Needs Benefit Rider -- The Living Needs Benefit(SM) is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Prudential representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

                     REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 81. You could have applied for a minimum initial guaranteed death benefit of $75,000; however, higher minimums applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination. Non-Smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

                                    PREMIUMS

The Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, each year you will receive a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Prudential's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date"). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 and T2.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page
31. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 32.

If you choose to add a "rider" to your Contract that provides additional benefits (see RIDERS, page 20), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse. It could also have lower cash surrender values after many more years.


You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid when within 61 days after the scheduled premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.


Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums


On the Contract Date, Prudential deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and the first monthly charges are made. See CHARGES AND EXPENSES, page 15. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed rate option or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at a Home Office, but not earlier than the Contract Date. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period when received in Good Order at a Home Office in accordance with the allocation previously designated. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.


Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 31), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed rate option or to the Real Property Account. Currently, you may make additional transfers with Prudential's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.


Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a transfer request is received in Good Order at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless your Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 20), depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


All the shares held by the Zero Coupon Bond subaccount in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that subaccount. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another investment option[s]. A transfer that occurs upon the liquidation date of a Zero Coupon Bond subaccount will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.

Only one transfer from the fixed rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option, and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a transfer request is received in Good Order at a Home Office. Prudential may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to price a transfer on the business day after the business day on which the transfer request was received and, to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner. If we exercise this right at the time of a transfer request, we will immediately notify you.


Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging ("DCA"). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

                                 DEATH BENEFITS

Contract Date


If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract Date. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract Date, it will be applied as of the date of receipt in Good Order at a Home Office. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Prudential using a lower issue age in determining the Scheduled Premium amount. Prudential will permit a Contract to be back-dated but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt in Good Order at a Home Office and will deduct any charges due on or before that date.


When Proceeds are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; (2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

Two forms of the Contract were available. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The Form A Contract death benefit does not vary with the investment performance of the investment options you selected, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. The payment of greater than Scheduled Premiums and favorable investment results of the investment options which you selected will generally increase the cash surrender value.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Assuming there is no Contract debt, the Death Benefit under a Form B Contract will, on any given day, be equal to the face amount of insurance, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value for the Contract.

You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years.

Contract owners should choose Contract Form B if they prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit. Contract owners should choose Contract Form A if they are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values.

In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum face amount Contract. See Withdrawals, page 27. Withdrawal of part of the cash surrender value may have tax consequences, see Tax Treatment of Contract Benefits, page 32.

Increases in Face Amount

You may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is similar to the purchase of a second Contract. It differs in the following respects:

      (1) the minimum permissible increase is $25,000, while the minimum for a new Contract is $75,000;

      (2) monthly fees are lower because only a single $3 per month administrative charge is made rather than two;

      (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

      (4) the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and

      (5) the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased.

These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

      (1)   you must ask for the increase in writing on an appropriate form;

      (2)   the amount of the face amount increase must be at least $25,000;

      (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential;

      (4)   if we request, you must send in the Contract to be endorsed;

      (5) the Contract must not be in default on the date the increase takes effect;

      (6)   you must pay an appropriate premium at the time of the increase;

      (7) Prudential has the right to deny more than one increase in a Contract year; and

      (8) if between the Contract Date and the date that your requested increase in face amount would take effect, Prudential has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Prudential will recompute the Contract's Scheduled Premiums, contingent deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. Within six months after the most recent Contract anniversary, you may choose, limited only by applicable state law, whether the recomputation will be made as of the prior or next Contract anniversary. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase. The amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. It should also be noted that an increase in face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Therefore, before increasing the face amount, you should consult with your Prudential representative.

If the increase is approved, the new insurance will take effect once Prudential receives the proper forms, any medical evidence necessary to underwrite the additional insurance, and any amount needed by the company.

We will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other General Contract Provisions, page 20) will run from the effective date of the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under Surrender or Withdrawal Charges, page 16, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described earlier. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed rate option at any time within two years after the increase in face amount.

Decreases in Face Amount

You may make a partial surrender of a Contract (see Surrender of a Contract, page 28) or a partial withdrawal of excess cash surrender value (see Withdrawals, page 27). You also have the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. Contracts with a reduced face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page
21. A reduction will not be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the select rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Before requesting any decreases in face amount, you should consult your Prudential representative.

                                 CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1) the value of the securities in which the assets of the subaccount[s] have been invested;

(2) the investment performance of the Real Property Account if that option has been selected;

(3)   interest credited on amounts allocated to the fixed rate option;

(4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and

(5)   the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Prudential will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 and T2 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The two tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns and assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 34.

Surrender of a Contract

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21.

To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the date such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Loans

You may borrow from Prudential up to the "loan value" of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable, to the variable investment options that would be payable upon immediate surrender; plus
(2) 100% of an amount equal to the portion of the Contract Fund attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option that would be payable upon immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average " Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2002 ranged from 6.87% to 7.57%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.


If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 31, and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 32.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the subaccounts and the Real Property Account (collectively, the "variable investment options"), and/or the fixed rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable investment options or the fixed rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed rate option from which the loan was made.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 32.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 32. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 21. If the face amount is decreased, there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Before making any withdrawal which causes a decrease in face amount, you should consult your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the 10th year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

                             LAPSE AND REINSTATEMENT


If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.


In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential's prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Prudential's, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

      Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans, page 29. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, below.

      As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3. Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 32.

                                      TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,


      o the Contract's death benefit will be income tax free to your beneficiary. However, your death benefit could be subject to estate tax.


Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

            Contracts Not Classified as Modified Endowment Contracts.

            o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

            o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

            o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

            o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

      Modified Endowment Contracts.

            o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

            o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

            o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

            o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT, page 31. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

                                LEGAL PROCEEDINGS


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our other operations, including the businesses we are winding down or have divested, including claims related to our discontinued healthcare operations. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment.

In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a "modal" basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys' fees. We filed an answer denying the claims. Thereafter, both we and the plaintiffs filed separate motions for summary judgment. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability, permitting us to appeal the order and staying the case pending completion of the appeal proceeding. The New Mexico Court of Appeals issued a decision on January 17, 2003 reversing the finding of summary judgment in favor of plaintiffs and affirming the denial of the Prudential Insurance's motion to dismiss all claims on federal pre-emption grounds. It remanded the case to the trial court to determine if the alleged nondisclosures were material to the plaintiffs. Both the Company and plaintiffs filed petitions for writ of certiorari to the New Mexico Supreme Court, both of which have been denied.

In October 2001, four housing advocacy groups and several individuals represented by one of the groups filed an action against the Company in the United States District Court for the District of Columbia, National Fair Housing Alliance, Inc., et al. v. Prudential Insurance, et al. The complaint alleges, inter alia, that Prudential Insurance and Prudential Property and Casualty Insurance Company intentionally engaged in discriminatory practices to limit, restrict or deny homeowners insurance in several urban areas, including Washington, D.C., Milwaukee, Wisconsin, Richmond, Virginia and Toledo, Ohio, as well as suburban Philadelphia, Pennsylvania. The complaint asserts causes of action based on alleged violations of the Fair Housing Act and describes allegedly discriminatory homeowners insurance underwriting guidelines, terms and conditions and rating territories. The complaint seeks declaratory and injunctive relief and compensatory and punitive damages in unspecified amounts. In July 2002, the District Court denied our motion to dismiss and in August 2002, denied our motion for reconsideration of its decision.

In July 2001, a purported national class action was filed against Prudential Insurance and its Board of Directors in the Superior Court of Essex County, New Jersey, Hutcheson v. Prudential Insurance, et al., challenging Prudential Insurance's Plan of Reorganization. The complaint alleges that, pursuant to the Plan of Reorganization, non-participating policyholders would be paid demutualization compensation at the expense of participating policyholders and purports to assert causes of action for violation of New Jersey's demutualization law, breach and anticipatory breach of contract, and breach of fiduciary duty. The complaint also seeks to enjoin implementation of the Plan of Reorganization, to set aside the results of any vote to approve the Plan of Reorganization, and compensatory damages.

After Hutcheson was filed, two other similar lawsuits, containing allegations relating to the payment of demutualization compensation to non-participating policyholders, were filed in the Superior Court of New Jersey, Essex County, i.e., Denenberg v. Prudential Insurance and Scala v. Prudential Insurance. The Scala complaint also contains allegations concerning the creation of the "Closed Block" and raises issues pertaining to voting on the Plan of Reorganization, including disclosures to policyholders. We have filed motions to dismiss all three actions. Hutcheson, Denenberg and Scala are all presently stayed pending the resolution of the appeals described below.

The New Jersey law governing the demutualization provides that a Commissioner's order approving or disapproving a plan of reorganization shall be a final agency decision subject to appeal in accordance with, and within the time period specified by, the rules governing the courts of the State of New Jersey. In October and November, 2001, policyholders, including certain of the plaintiffs in the lawsuits described in the preceding paragraph, filed notices of appeal with the Superior Court of New Jersey, Appellate Division, that challenge the Commissioner's approval of the Plan of Reorganization, including its provision for distribution of consideration to non-participating policyholders. The appeals have all been consolidated. Oral argument was heard in April 2003.

A successful challenge to the Plan of Reorganization or the Commissioner's Decision and Order (and the demutualization) could result in monetary damages, a modification of the Plan of Reorganization, or the Commissioner's approval being set aside. A successful challenge would likely result in substantial uncertainty relating to the terms and effectiveness of the Plan of Reorganization, and a substantial period of time might be required to reach a final determination. Such an outcome would likely negatively affect holders of Common Stock and could have a material adverse effect on our business, results of operations and financial condition.

In August 2002, a purported nationwide class action was filed in the United States District Court for the Eastern District of Texas captioned Wright, et al.
v. Ryan, et al. The complaint names as defendants Prudential Insurance, Prudential Financial and various present and former officers and directors of the companies and alleges that the treatment of the costs of the sales practices litigation and settlement resulted in an inappropriate allocation of demutualization consideration under the Plan and that such allocation was not accurately described to the policyholders prior to voting. The complaint asserts claims based on common law fraud, breach of fiduciary duty, tortious interference and violations of the RICO statutes, and seeks compensatory and punitive damages in unspecified amounts. In November 2002, the case was transferred to the United States District Court for the District of New Jersey. The Company has moved to dismiss the case but the motion has not yet been decided.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential Insurance, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the Court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. Defendants answered the second amended complaint in November 2001. In October 2002, plaintiffs' motion for class certification was denied.

In August 1999, a Prudential Insurance employee and several Prudential Insurance retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential

Insurance, et al., against Prudential Insurance and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and Prudential Insurance. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential Insurance would retain shares distributed under the annuity contract in violation of ERISA's fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The complaint seeks injunctive and monetary relief, including restitution to the Prudential Retirement Plan of amounts alleged to have been wrongfully withdrawn and disgorgement of profits made on the use of Plan assets. In March 2002, the court dismissed certain of the claims against the individual defendants.

We have agreed to indemnify Aetna for certain litigation involving our discontinued healthcare operations, and we have been sued directly for certain alleged actions occurring before the disposition of those operations (August
1999). This litigation includes class action lawsuits and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups and former policyholders, purported class action lawsuits challenging practices of our former managed care operations, including the class action lawsuits described below, and coordination of benefits with other carriers.

Nationwide class action lawsuits were filed against us in 1999-2000 in several United States District Courts on behalf of participants in our managed health care plans. In October 2000, by Order of the Judicial Panel on Multi-District Litigation, these actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida, in a consolidated proceeding captioned In re Managed Care Litigation. The consolidated subscriber complaint, Williamson v. Prudential Insurance, alleges violations of RICO and ERISA through alleged misrepresentations of the level of health care services provided, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of fiduciary duty, and deprivation of plaintiffs' rights to the receipt of honest medical services. It also alleges that we and other major health care organizations engaged in an industry-wide conspiracy to defraud subscribers as to the level of services and quality of care. The complaint seeks compensatory damages, restitution and treble damages, all in unspecified amounts, the imposition of an equitable trust for any wrongful revenues and attorneys' fees. Our motion to dismiss the complaint for failure to state a claim was granted and the case dismissed with leave to amend. An amended complaint filed in June 2001 asserts substantially the same claims. In February 2002, the District Court granted our motion to dismiss the RICO, conspiracy and unjust enrichment claims but not the ERISA breach of fiduciary duty claim and granted leave to plaintiffs to amend the ERISA claim. We joined the other defendants in filing a motion for reconsideration of the February dismissal order to the extent that it did not dismiss the ERISA fiduciary duty claims. Plaintiffs filed a motion for reconsideration of the dismissal of the RICO claims. These motions were denied by the District Court in June 2002. We also joined the other defendants in filing a petition requesting that the order be certified for appellate review, that was denied by the United States Court of Appeals for the Eleventh Circuit in May 2002. In the Fall of 2002, the District Court denied the plaintiffs' motion for class certification.

In Batas and Vogel v. Prudential Insurance, a case filed in a New York County Supreme Court in 1997 based on allegations similar to those in Williamson, an intermediate appeals court held that claims alleging breach of contract, fraud, tortious interference with contractual relations and violations of the New York deceptive acts and practices statute may be brought against managed care organizations. The appeals court affirmed the dismissal of claims for breach of fiduciary duty, breach of the covenant of good faith and for injunctive and declaratory relief. Plaintiffs' motion to certify a nationwide class of non-ERISA plan participants is pending.

We have also been sued in Shane v. Humana, et al., a purported nationwide class action lawsuit brought on behalf of provider physicians and physician groups against Prudential and other health care companies in the consolidated proceeding in the United States District Court for the Southern District of Florida. That case alleges that the defendants engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The original complaint asserted various claims for relief based on these allegations, several of which the court, in response to our motion, held were subject to mandatory arbitration. In February 2002, the Court granted our motion to dismiss the remaining claims, including RICO conspiracy and aiding and abetting claims, but allowed plaintiffs the opportunity to amend the complaint. We appealed the District Court's decision to the United States Court of Appeals for the Eleventh Circuit to the extent it failed to require the plaintiff to arbitrate all claims against us. In March 2002, the Court of Appeals affirmed the District Court's arbitration order in all respects. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001. Like the original complaint, it alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys' fees. Our motion to dismiss the amended complaint remains pending. In the Fall of 2002, the District Court granted plaintiffs' motion for class certification of a nationwide class of provider physicians. That order has been appealed to the United States Court of Appeals for the Eleventh Circuit.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

                  ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH
                       BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (T1 through T2) show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. The two tables assume the following:

o a Contract with a face amount of $75,000 bought on or after December 31, 1998 by a 30 year old male, Preferred, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $1,200 is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 7.25% and no loans are taken.

o maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made.

o the Contract Fund has been invested in equal amounts in each of the 14 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 15.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Types of Death Benefit, page 25.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.


The first column in the following two tables (pages T1 and T2) show the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years. A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 14 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.90% per year. Thus, assuming maximum charges, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.43%, 4.57% and 10.57%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Prudential representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

Your Prudential representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                             ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Prudential. Its address and telephone number are on the inside front cover of this prospectus.

                                  ILLUSTRATIONS

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 30
                        $75,000 GUARANTEED DEATH BENEFIT
                   ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (2)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                           Death Benefit (1)                                   Cash Surrender Value (1)
                             ------------------------------------------------  ------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                Premiums               Annual Investment Return of                        Annual Investment Return of
End of        Accumulated    ------------------------------------------------  ------------------------------------------------
Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
 Year         Per Year (2)    (-1.43% Net)      (4.57% Net)     (10.57% Net)    (-1.43% Net)      (4.57% Net)     (10.57% Net)
------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
   1            $  1,248        $75,000          $ 75,000        $   75,000       $   329          $    391        $      454
   2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,226          $  1,411        $    1,603
   3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,132          $  2,500        $    2,898
   4            $  5,300        $75,000          $ 75,000        $   75,000       $ 3,022          $  3,636        $    4,328
   5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,896          $  4,820        $    5,906
   6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,879          $  6,182        $    7,774
   7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,846          $  7,596        $    9,823
   8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,793          $  9,062        $   12,070
   9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,722          $ 10,584        $   14,539
  10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,632          $ 12,165        $   17,253
  15            $ 24,989        $75,000          $ 75,000        $  104,974       $12,239          $ 20,380        $   34,699
  20            $ 37,163        $75,000          $ 78,439        $  160,845       $15,264          $ 30,424        $   62,387
  25            $ 51,974        $75,000          $ 93,675        $  234,094       $17,526          $ 42,350        $  105,831
  30            $ 69,994        $75,000          $107,520        $  331,455       $18,639          $ 56,093        $  172,920
  35            $ 91,918        $75,000          $120,286        $  462,068       $17,930          $ 71,532        $  274,782
  40            $115,014        $75,000          $126,163        $  631,226       $21,864          $ 84,231        $  421,432
  45            $143,114        $75,000          $132,116        $  861,878       $21,261          $ 97,358        $  635,126
  50            $177,302        $75,000          $139,375        $1,179,290       $11,472          $111,147        $  940,449
  55            $218,897        $75,000          $147,027        $1,617,464       $     0          $124,852        $1,373,518
  60            $269,503        $75,000          $155,310        $2,229,261       $     0          $138,202        $1,983,708
  65            $331,074        $75,000          $164,485        $3,087,658       $     0          $153,812        $2,887,300
  70            $405,984        $75,000          $176,993        $4,352,082       $     0          $176,993        $4,352,082

(1)   Assumes no Contract loan has been made.

(2) For a hypothetical gross investment return of 0%, the premium after age 65 will be $2,897.81. For a gross return of 6% the premium after age 65 will be $564.86. For a gross return of 12% the premium after age 65 will be $564.86. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 30
                        $75,000 GUARANTEED DEATH BENEFIT
                   ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (2)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                           Death Benefit (1)                                   Cash Surrender Value (1)
                             ------------------------------------------------  ------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                Premiums               Annual Investment Return of                        Annual Investment Return of
End of        Accumulated    ------------------------------------------------  ------------------------------------------------
Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
 Year         Per Year (2)    (-1.43% Net)      (4.57% Net)     (10.57% Net)    (-1.43% Net)      (4.57% Net)     (10.57% Net)
------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
   1            $  1,248        $75,584          $ 75,647        $   75,710       $   304          $    367        $      430
   2            $  2,546        $76,141          $ 76,325        $   76,517       $ 1,223          $  1,407        $    1,599
   3            $  3,896        $76,670          $ 77,037        $   77,434       $ 2,126          $  2,492        $    2,889
   4            $  5,300        $77,172          $ 77,783        $   78,472       $ 3,012          $  3,623        $    4,312
   5            $  6,760        $77,645          $ 78,565        $   79,644       $ 3,881          $  4,801        $    5,880
   6            $  8,278        $78,091          $ 79,385        $   80,967       $ 4,859          $  6,153        $    7,735
   7            $  9,857        $78,508          $ 80,245        $   82,456       $ 5,818          $  7,555        $    9,766
   8            $ 11,499        $78,897          $ 81,148        $   84,129       $ 6,757          $  9,007        $   11,989
   9            $ 13,207        $79,258          $ 82,093        $   86,007       $ 7,677          $ 10,512        $   14,426
  10            $ 14,984        $79,590          $ 83,084        $   88,112       $ 8,577          $ 12,070        $   17,098
  15            $ 24,989        $80,828          $ 88,803        $  103,652       $12,107          $ 20,082        $   34,262
  20            $ 37,163        $81,379          $ 96,027        $  159,049       $15,004          $ 29,652        $   61,690
  25            $ 51,974        $81,308          $105,131        $  231,654       $17,064          $ 40,887        $  104,729
  30            $ 69,994        $80,789          $116,574        $  328,140       $17,855          $ 53,640        $  171,191
  35            $ 91,918        $80,197          $130,906        $  457,563       $16,634          $ 67,343        $  272,103
  40            $115,014        $75,000          $129,259        $  625,101       $21,764          $ 77,139        $  417,342
  45            $143,114        $75,000          $127,705        $  853,540       $23,052          $ 86,447        $  628,982
  50            $177,302        $75,000          $127,177        $1,167,813       $16,020          $ 95,416        $  931,296
  55            $218,897        $75,000          $127,279        $1,601,753       $     0          $103,627        $1,360,176
  60            $269,503        $75,000          $128,200        $2,207,633       $     0          $110,926        $1,964,462
  65            $331,074        $75,000          $130,268        $3,057,724       $     0          $120,092        $2,859,309
  70            $405,984        $75,000          $136,101        $4,309,910       $     0          $136,101        $4,309,910

(1)   Assumes no Contract loan has been made.

(2) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,257.92. For a gross return of 6% the premium after age 65 will be $564.86. For a gross return of 12% the premium after age 65 will be $564.86. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

attained age--The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and applicable surrender charges.

Contract--The Prudential Variable Appreciable Life Insurance Policy, an individual variable life insurance contract.

Contract anniversary--The same date as the Contract date in each later year.

Contract date--The date the Contract is issued, as specified in the Contract.

Contract debt--The principal amount of all outstanding loans plus any interest accrued date.

Contract Fund--The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned.

Contract owner--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year--A year that starts on the Contract date or on a Contract anniversary.

death benefit--The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount--The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

Fixed rate option-- An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

issue age--The insured's age as of the Contract date.

loan value--The maximum amount that a Contract owner may borrow.

Monthly date--The Contract date and the same date in each subsequent month.

The Prudential Life Insurance Company of America -- Us, we, our, Prudential. The company offering the contract.

The Prudential Variable Appreciable Account (the "Account")--A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

The Prudential Series Fund, Inc. (the "Series Fund")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.


Good Order--An instruction received at our Home Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.


Schedule Premiums--Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

subaccount--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

us, we, our--The Prudential Life Insurance Company of America ("Prudential").

valuation period--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option--Any of the portfolios available in the Series Fund and/or The Prudential Variable Contract Real Property Account.

you--The owner of the Contract.

To Learn More About Prudential's Variable Appreciable Life

To learn more about The Prudential Variable Appreciable Life policy, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003, or view online at www.prudential.com. See the Table of Contents of the SAI below.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY...............................................1
    Description of The Prudential Insurance Company of America................1
    Control of The Prudential Insurance Company of America....................1
    State Regulation..........................................................1
    Records...................................................................2
    Services and Third Party Administration Agreements........................2

INITIAL PREMIUM PROCESSING....................................................2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS...........................3
    Legal Considerations Relating to Sex-Distinct Premiums and Benefits.......3
    Sales to Persons 14 Years of Age or Younger...............................3
    How a Form A (Level) Contract's Death Benefit Will Vary...................3
    How a Form B (Variable) Contract's Death Benefit Will Vary................4
    Paying Premiums by Payroll Deduction......................................5
    Reports to Contract Owners................................................5

UNDERWRITING PROCEDURES.......................................................5

ADDITIONAL INFORMATION ABOUT CHARGES..........................................5
    Reduction of Charges for Concurrent Sales to Several Individuals..........6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT.............................6

DISTRIBUTION AND COMMISSIONS..................................................6
    Service Fees..............................................................6

EXPERTS.......................................................................6

PERFORMANCE DATA..............................................................7
    Average Annual Total Return...............................................7
    Non-Standard Total Return.................................................7
    Money Market Subaccount Yield.............................................7

FINANCIAL STATEMENTS..........................................................8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, Registration No. 33-20000. All of these filings can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life SAI, material incorporated by reference, and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.


You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777


Investment Company Act of 1940, Registration No. 811-5466.

                                     PART B:

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential's Variable Appreciable Life Insurance
The Prudential Insurance Company of America

                          Variable Appreciable Life(R)
                               Insurance Contracts

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2003.

                                TABLE OF CONTENTS

                                                                            Page
GENERAL INFORMATION AND HISTORY................................................1
   Description of The Prudential Insurance Company of America..................1
   Control of The Prudential Insurance Company of America......................1
   State Regulation............................................................1
   Records.....................................................................1

INITIAL PREMIUM PROCESSING.....................................................2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS............................3
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.........3
   Sales to Persons 14 Years of Age or Younger.................................3
   How a Form A (Level) Contract's Death Benefit Will Vary.....................3
   How a Form B (Variable) Contract's Death Benefit Will Vary..................4
   Paying Premiums by Payroll Deduction........................................4
   Reports to Contract Owners..................................................4

UNDERWRITING PROCEDURES........................................................5

ADDITIONAL INFORMATION ABOUT CHARGES...........................................5
   Reduction of Charges for Concurrent Sales to Several Individuals............5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT..............................5

DISTRIBUTION AND COMMISSIONS...................................................5
   Service Fees................................................................5

EXPERTS........................................................................6

PERFORMANCE DATA...............................................................6
   Average Annual Total Return.................................................6
   Non-Standard Total Return...................................................6
   Money Market Subaccount Yield...............................................6

FINANCIAL STATEMENTS...........................................................7

                         GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam,
U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential has entered into an administrative agreement with First Tennessee Bank National Association ("First Express"), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,400,848 in 2002, $4,500,284 in 2001, and $5,992,000 in
2000 from Prudential for services rendered. First Tennessee Bank National Association's principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Prudential pay for remittance processing is shown below.

         --------------------------------------------------------------------------------------------

                                         Remittance Processing Fees
         --------------------------------------------------------------------------------------------
                                                        Less than        4,500,001 to    Greater than
         Total # of remittances per month               4,500,000          5,600,000       5,600,000
         --------------------------------------------------------------------------------------------
         Power Encode and single item payments            $.0906            $.0869          $.0817
         --------------------------------------------------------------------------------------------
         Multiple item payments                           $.1614            $.1408          $.1323
         --------------------------------------------------------------------------------------------
         Unprocessable payments                           $.0900            $.0900          $.0900
         --------------------------------------------------------------------------------------------
         Express mail payments                            $  .40            $  .40          $  .40
         --------------------------------------------------------------------------------------------
         Cash payments                                    $ 1.25            $ 1.25          $ 1.25
         --------------------------------------------------------------------------------------------

                           INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Prudential Life Insurance Company of America will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

                          ADDITIONAL INFORMATION ABOUT
                             OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on males rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract's Death Benefit Will Vary, below. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order for the Contract to satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of:

      (1)   the guaranteed minimum death benefit; and

      (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date.

The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

-----------------------------------------------------         ----------------------------------------------
                                         Increase in                                           Increase in
                                          Insurance                                             Insurance
                                        Amount Per $1                                         Amount Per $1
      Male                               Increase in             Female                        Increase in
    Attained       Net Single              Contract            Attained      Net Single          Contract
      Age           Premium                 Fund                 Age          Premium              Fund
-----------------------------------------------------         ----------------------------------------------
       5           .09151                $10.93                   5            .07919             $12.63
       25          .17000                $ 5.88                  25            .15112             $ 6.62
       35          .23700                $ 4.22                  35            .21127             $ 4.73
       55          .45209                $ 2.21                  55            .40090             $ 2.49
       65          .59468                $ 1.68                  65            .53639             $ 1.86
-----------------------------------------------------         ----------------------------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

      (1)   you paid only Scheduled Premiums;

      (2)   you paid premiums when due;

      (3) your selected investment options earned a net return at a uniform rate of 4% per year;

      (4)   we deducted full mortality charges based upon the 1980 CSO Table;

      (5)   we deducted the maximum sales load and expense charges; and

      (6)   there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if:

      (1)   investment results are greater than a 4% net return;

      (2)   payments are made that are more than the Scheduled Premiums; or

      (3)   smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of:

      (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value;

      (2)   the guaranteed minimum death benefit; and

      (3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Reports to Contract Owners

Once each year, Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

                             UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

      (1)   the number of individuals;

      (2) the total amount of premium payments expected to be received from these Contracts;

      (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

      (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

      (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

                ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

                          DISTRIBUTION AND COMMISSIONS

Service Fees

Prudential and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Prudential. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

                                     EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in the Registration Statement have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the Registration statement.

                                PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The "total return" figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Prudential's Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential's Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                               PRUDENTIAL      PRUDENTIAL                            PRUDENTIAL         PRUDENTIAL
                                                 MONEY         DIVERSIFIED        PRUDENTIAL         FLEXIBLE         CONSERVATIVE
                                                 MARKET            BOND             EQUITY            MANAGED           BALANCED
                                               PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            --------------   --------------    ---------------    ---------------    --------------
ASSETS
  Investment in the portfolios, at value    $  144,778,886   $  176,766,918    $ 1,025,075,044    $ 1,075,957,859    $  826,008,600
                                            --------------   --------------    ---------------    ---------------    --------------
  Net Assets ............................   $  144,778,886   $  176,766,918    $ 1,025,075,044    $ 1,075,957,859    $  826,008,600
                                            ==============   ==============    ===============    ===============    ==============

NET ASSETS, representing:
  Accumulation units ....................   $  144,778,886   $  176,766,918    $ 1,025,075,044    $ 1,075,957,859    $  826,008,600
                                            --------------   --------------    ---------------    ---------------    --------------
                                            $  144,778,886   $  176,766,918    $ 1,025,075,044    $ 1,075,957,859    $  826,008,600
                                            ==============   ==============    ===============    ===============    ==============

  Units outstanding .....................       79,804,007       66,848,111        292,853,289        383,753,596       324,789,006
                                            ==============   ==============    ===============    ===============    ==============

  Portfolio shares held .................       14,477,888       16,337,054         65,084,130         85,733,694        66,452,823
  Portfolio net asset value per share ...   $        10.00   $        10.82    $         15.75    $         12.55    $        12.43
  Investment in portfolio shares, at cost   $  144,778,886   $  179,934,406    $ 1,584,604,165    $ 1,409,796,982    $  976,558,374


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                               PRUDENTIAL      PRUDENTIAL                            PRUDENTIAL         PRUDENTIAL
                                                 MONEY         DIVERSIFIED        PRUDENTIAL         FLEXIBLE         CONSERVATIVE
                                                 MARKET            BOND             EQUITY            MANAGED           BALANCED
                                               PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            --------------   --------------    ---------------    ---------------    --------------
INVESTMENT INCOME
  Dividend income .......................   $    2,244,587   $   19,339,588    $    10,653,626    $    34,831,846    $            0
                                            --------------   --------------    ---------------    ---------------    --------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk .....        1,047,386        1,220,762          8,536,046          8,347,848         6,571,489
  Reimbursement for excess expenses .....                0                0                  0                  0                 0
                                            --------------   --------------    ---------------    ---------------    --------------

NET EXPENSES ............................        1,047,386        1,220,762          8,536,046          8,347,848         6,571,489
                                            --------------   --------------    ---------------    ---------------    --------------

NET INVESTMENT INCOME (LOSS) ............        1,197,201       18,118,826          2,117,580         26,483,998        (6,571,489)
                                            --------------   --------------    ---------------    ---------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..                0                0                  0                  0         2,362,192
  Realized gain (loss) on shares redeemed                0         (400,629)       (36,457,061)       (17,158,588)      (13,504,971)
  Net change in unrealized gain (loss)
    on investments ......................                0       (7,262,620)      (277,345,690)      (178,795,239)      (73,989,674)
                                            --------------   --------------    ---------------    ---------------    --------------

NET GAIN (LOSS) ON INVESTMENTS ..........                0       (7,663,249)      (313,802,751)      (195,953,827)      (85,132,453)
                                            --------------   --------------    ---------------    ---------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............   $    1,197,201   $   10,455,577    $  (311,685,171)   $  (169,469,829)   $  (91,703,942)
                                            ==============   ==============    ===============    ===============    ==============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PRUDENTIAL
    PRUDENTIAL         PRUDENTIAL                            PRUDENTIAL                            PRUDENTIAL        ZERO COUPON
    HIGH YIELD            STOCK           PRUDENTIAL           NATURAL          PRUDENTIAL         GOVERNMENT           BOND
      BOND               INDEX              VALUE            RESOURCES           GLOBAL             INCOME              2005
    PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

 $    78,791,713    $   659,732,669    $   384,684,347    $   192,547,576    $   144,748,912    $   117,250,337    $    38,415,778
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
 $    78,791,713    $   659,732,669    $   384,684,347    $   192,547,576    $   144,748,912    $   117,250,337    $    38,415,778
 ===============    ===============    ===============    ===============    ===============    ===============    ===============


 $    78,791,713    $   659,732,669    $   384,684,347    $   192,547,576    $   144,748,912    $   117,250,337    $    38,415,778
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
 $    78,791,713    $   659,732,669    $   384,684,347    $   192,547,576    $   144,748,912    $   117,250,337    $    38,415,778
 ===============    ===============    ===============    ===============    ===============    ===============    ===============

      38,519,015        175,173,538        103,272,811         43,014,386        113,800,401         44,067,660         12,031,243
 ===============    ===============    ===============    ===============    ===============    ===============    ===============

      17,165,951         27,386,163         27,977,043          8,615,104         12,753,208          9,380,027          2,797,945
 $          4.59    $         24.09    $         13.75    $         22.35    $         11.35    $         12.50    $         13.73
 $   116,012,177    $   656,929,428    $   498,238,028    $   140,793,386    $   248,185,676    $   109,614,068    $    35,527,935


------------------


      PRUDENTIAL
      JENNISON
      PORTFOLIO
   ---------------


   $   318,463,272
   ---------------
   $   318,463,272
   ===============


   $   318,463,272
   ---------------
   $   318,463,272
   ===============

       196,702,985
   ===============

        24,899,396
   $         12.79
   $   594,017,830


                                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PRUDENTIAL
    PRUDENTIAL         PRUDENTIAL                            PRUDENTIAL                            PRUDENTIAL        ZERO COUPON
    HIGH YIELD            STOCK           PRUDENTIAL           NATURAL          PRUDENTIAL         GOVERNMENT           BOND
      BOND               INDEX              VALUE            RESOURCES           GLOBAL             INCOME              2005
    PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

 $    13,524,959    $     9,618,842    $     6,262,795    $     1,035,031    $     1,722,027    $     8,277,199    $     3,035,857
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------



         562,346          5,335,259          3,111,081          1,335,040          1,144,653            715,251            240,356
               0                  0                  0                  0                  0                  0            (76,863)
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

         562,346          5,335,259          3,111,081          1,335,040          1,144,653            715,251            163,493
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

      12,962,613          4,283,583          3,151,714           (300,009)           577,374          7,561,948          2,872,364
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------



               0          6,070,960                  0          2,114,014                  0            547,029            299,720
      (2,522,309)       (17,587,032)       (11,422,833)          (650,016)        (5,195,090)            (7,499)           (17,157)

      (9,738,352)      (190,556,656)      (107,099,501)        28,848,176        (45,662,180)         2,519,017             71,480
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

     (12,260,661)      (202,072,728)      (118,522,334)        30,312,174        (50,857,270)         3,058,547            354,043
 ---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


 $       701,952    $  (197,789,145)   $  (115,370,620)   $    30,012,165    $   (50,279,896)   $    10,620,495    $     3,226,407
 ===============    ===============    ===============    ===============    ===============    ===============    ===============


------------------


      PRUDENTIAL
      JENNISON
      PORTFOLIO
   ---------------


   $       832,712
   ---------------



         2,620,291
                 0
   ---------------

         2,620,291
   ---------------

        (1,787,579)
   ---------------



                 0
        (6,280,264)

      (137,257,207)
   ---------------

      (143,537,471)
   ---------------


   $  (145,325,050)
   ===============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                SUBACCOUNTS
                                           ----------------------------------------------------------------------------------
                                              PRUDENTIAL
                                                SMALL        T. ROWE PRICE        AIM V.I.         JANUS             MFS
                                           CAPITALIZATION    INTERNATIONAL        PREMIER          ASPEN          EMERGING
                                                STOCK            STOCK            EQUITY          GROWTH           GROWTH
                                              PORTFOLIO        PORTFOLIO          SERIES         PORTFOLIO         SERIES
                                            -------------    -------------    -------------    -------------    -------------
ASSETS
  Investment in the portfolios, at value    $ 168,668,038    $     979,515    $   1,977,720    $   2,706,942    $   1,301,971
                                            -------------    -------------    -------------    -------------    -------------
  Net Assets ............................   $ 168,668,038    $     979,515    $   1,977,720    $   2,706,942    $   1,301,971
                                            =============    =============    =============    =============    =============

NET ASSETS, representing:
  Accumulation units ....................   $ 168,668,038    $     979,515    $   1,977,720    $   2,706,942    $   1,301,971
                                            -------------    -------------    -------------    -------------    -------------
                                            $ 168,668,038    $     979,515    $   1,977,720    $   2,706,942    $   1,301,971
                                            =============    =============    =============    =============    =============

  Units outstanding .....................      88,003,853        1,366,111        2,147,921        2,807,623        1,455,285
                                            =============    =============    =============    =============    =============

  Portfolio shares held .................      13,064,914          105,779          121,931          185,280          109,317
  Portfolio net asset value per share ...   $       12.91    $        9.26    $       16.22    $       14.61    $       11.91
  Investment in portfolio shares, at cost   $ 195,142,185    $   1,467,902    $   3,127,192    $   4,237,378    $   2,459,384


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                SUBACCOUNTS
                                           ----------------------------------------------------------------------------------
                                              PRUDENTIAL
                                                SMALL        T. ROWE PRICE        AIM V.I.         JANUS             MFS
                                           CAPITALIZATION    INTERNATIONAL        PREMIER          ASPEN          EMERGING
                                                STOCK            STOCK            EQUITY          GROWTH           GROWTH
                                              PORTFOLIO        PORTFOLIO          SERIES         PORTFOLIO         SERIES
                                            -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Dividend income .......................   $   1,683,965    $      10,399    $       7,868    $           0    $           0
                                            -------------    -------------    -------------    -------------    -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk .....       1,286,801            5,704           11,681           15,146            7,845
  Reimbursement for excess expenses .....               0                0                0                0                0
                                            -------------    -------------    -------------    -------------    -------------

NET EXPENSES ............................       1,286,801            5,704           11,681           15,146            7,845
                                            -------------    -------------    -------------    -------------    -------------

NET INVESTMENT INCOME (LOSS) ............         397,164            4,695           (3,813)         (15,146)          (7,845)
                                            -------------    -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..       2,399,887            1,040                0                0                0
  Realized gain (loss) on shares redeemed      (2,138,812)               0                0                0                0
  Net change in unrealized gain (loss)
    on investments ......................     (32,840,505)        (204,616)        (703,793)        (735,769)        (545,224)
                                            -------------    -------------    -------------    -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS ..........     (32,579,430)        (203,576)        (703,793)        (735,769)        (545,224)
                                            -------------    -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............   $ (32,182,266)   $    (198,881)   $    (707,606)   $    (750,915)   $    (553,069)
                                            =============    =============    =============    =============    =============

* Became available May 1, 2002.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     PRUDENTIAL
   AMERICAN         PRUDENTIAL      PRUDENTIAL        PRUDENTIAL      SP INVESCO      PRUDENTIAL      PRUDENTIAL      JANUS ASPEN
  CENTURY VP       SP ALLIANCE      SP DAVIS        SP SMALL/MID    SMALL COMPANY      SP PIMCO        SP PIMCO       SERIES GROWTH
     VALUE      LARGE CAP GROWTH      VALUE           CAP VALUE        GROWTH        TOTAL RETURN     HIGH YIELD       PORTFOLIO--
     FUND           PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO     SERVICE SHARES
-------------   ----------------  -------------    -------------    -------------    -------------   -------------   --------------

$   1,579,065    $      13,742    $     902,703    $   1,131,979    $     591,957    $   2,483,684   $     391,970   $      67,115
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------
$   1,579,065    $      13,742    $     902,703    $   1,131,979    $     591,957    $   2,483,684   $     391,970   $      67,115
=============    =============    =============    =============    =============    =============   =============   =============


$   1,579,065    $      13,742    $     902,703    $   1,131,979    $     591,957    $   2,483,684   $     391,970   $      67,115
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------
$   1,579,065    $      13,742    $     902,703    $   1,131,979    $     591,957    $   2,483,684   $     391,970   $      67,115
=============    =============    =============    =============    =============    =============   =============   =============

    1,218,010           17,535        1,051,088        1,445,976          772,682        2,338,023         401,351          86,316
=============    =============    =============    =============    =============    =============   =============   =============

      258,439            2,732          118,465          116,940          122,305          217,676          42,745           4,635
$        6.11    $        5.03    $        7.62    $        9.68    $        4.84    $       11.41   $        9.17   $       14.48
$   1,693,605    $      14,748    $     810,882    $   1,086,037    $     530,361    $   2,417,074   $     386,769   $      68,754





                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     PRUDENTIAL
   AMERICAN         PRUDENTIAL      PRUDENTIAL        PRUDENTIAL      SP INVESCO      PRUDENTIAL      PRUDENTIAL      JANUS ASPEN
  CENTURY VP       SP ALLIANCE      SP DAVIS        SP SMALL/MID    SMALL COMPANY      SP PIMCO        SP PIMCO       SERIES GROWTH
     VALUE      LARGE CAP GROWTH      VALUE          CAP VALUE         GROWTH        TOTAL RETURN     HIGH YIELD       PORTFOLIO--
     FUND          PORTFOLIO*       PORTFOLIO*       PORTFOLIO*      PORTFOLIO*       PORTFOLIO*      PORTFOLIO*     SERVICE SHARES*
-------------   ----------------  -------------    -------------    -------------    -------------   -------------   --------------

$      11,036    $           0    $           0    $       3,276    $           0    $      24,022   $       1,510   $           0
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------



        8,733               42            2,106            1,771            1,272            6,370             724             115
            0                0                0                0                0                0               0               0
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------

        8,733               42            2,106            1,771            1,272            6,370             724             115
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------

        2,303              (42)          (2,106)           1,505           (1,272)          17,652             786            (115)
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------



       71,407                0                0                0                0                0               0               0
            0               (2)           3,193          (11,841)            (937)               0          36,892              (2)

     (283,963)          (1,006)          91,821           45,942           61,596           66,610           5,201          (1,639)
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------

     (212,556)          (1,008)          95,014           34,101           60,659           66,610          42,093          (1,641)
-------------    -------------    -------------    -------------    -------------    -------------   -------------   -------------


$    (210,253)   $      (1,050)   $      92,908    $      35,606    $      59,387    $      84,262   $      42,879   $      (1,756)
=============    =============    =============    =============    =============    =============   =============   =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                   SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                          PRUDENTIAL      PRUDENTIAL
                                           PRUDENTIAL      PRUDENTIAL       SP MFS       SP STRATEGIC    PRUDENTIAL   SP PRUDENTIAL
                                            SP LARGE         SP AIM         CAPITAL        PARTNERS      SP MID CAP   U.S. EMERGING
                                            CAP VALUE      CORE EQUITY   OPPORTUNITIES  FOCUSED GROWTH     GROWTH        GROWTH
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------    -----------    -----------    -----------    -----------   -------------
ASSETS
  Investment in the portfolios, at value    $    61,552    $    46,680    $     8,471    $     1,642    $   328,537    $    20,441
                                            -----------    -----------    -----------    -----------    -----------    -----------
  Net Assets ............................   $    61,552    $    46,680    $     8,471    $     1,642    $   328,537    $    20,441
                                            ===========    ===========    ===========    ===========    ===========    ===========

NET ASSETS, representing:
  Accumulation units ....................   $    61,552    $    46,680    $     8,471    $     1,642    $   328,537    $    20,441
                                            -----------    -----------    -----------    -----------    -----------    -----------
                                            $    61,552    $    46,680    $     8,471    $     1,642    $   328,537    $    20,441
                                            ===========    ===========    ===========    ===========    ===========    ===========

  Units outstanding .....................        73,450         54,271         11,000          2,019        480,034         26,885
                                            ===========    ===========    ===========    ===========    ===========    ===========

  Portfolio shares held .................         7,881          8,456          1,694            326         80,327          4,368
  Portfolio net asset value per share ...   $      7.81    $      5.52    $      5.00    $      5.03    $      4.09    $      4.68
  Investment in portfolio shares, at cost   $    60,240    $    46,943    $     8,571    $     1,985    $   335,630    $    20,675


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                   SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                          PRUDENTIAL      PRUDENTIAL
                                           PRUDENTIAL      PRUDENTIAL       SP MFS       SP STRATEGIC    PRUDENTIAL   SP PRUDENTIAL
                                            SP LARGE         SP AIM         CAPITAL        PARTNERS      SP MID CAP   U.S. EMERGING
                                            CAP VALUE      CORE EQUITY   OPPORTUNITIES  FOCUSED GROWTH     GROWTH        GROWTH
                                            PORTFOLIO*      PORTFOLIO*     PORTFOLIO*     PORTFOLIO*     PORTFOLIO*     PORTFOLIO*
                                            -----------    -----------    -----------    -----------    -----------   -------------
INVESTMENT INCOME
  Dividend income .......................   $       316    $         0    $         0    $         0    $         0    $         0
                                            -----------    -----------    -----------    -----------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk .....           110             26             21              6             87             87
  Reimbursement for excess expenses .....             0              0              0              0              0              0
                                            -----------    -----------    -----------    -----------    -----------    -----------

NET EXPENSES ............................           110             26             21              6             87             87
                                            -----------    -----------    -----------    -----------    -----------    -----------

NET INVESTMENT INCOME (LOSS) ............           206            (26)           (21)            (6)           (87)           (87)
                                            -----------    -----------    -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received ..             0              0              0              0              0              0
  Realized gain (loss) on shares redeemed        (7,788)             0             (1)            (3)       (14,064)         4,962
  Net change in unrealized gain (loss)
    on investments ......................         1,312           (263)          (100)          (343)        (7,093)          (234)
                                            -----------    -----------    -----------    -----------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS ..........        (6,476)          (263)          (101)          (346)       (21,157)         4,728
                                            -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............   $    (6,270)   $      (289)   $      (122)   $      (352)   $   (21,244)   $     4,641
                                            ===========    ===========    ===========    ===========    ===========    ===========

* Became available May 1, 2002.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL SP   PRUDENTIAL SP    PRUDENTIAL       PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
  PRUDENTIAL SP     PRUDENTIAL    CONSERVATIVE       BALANCED      SP GROWTH      SP AGGRESSIVE    SP JENNISON     SP DEUTSCHE
  AIM AGGRESSIVE   SP ALLIANCE       ASSET            ASSET           ASSET        GROWTH ASSET   INTERNATIONAL   INTERNATIONAL
      GROWTH        TECHNOLOGY     ALLOCATION      ALLOCATION      ALLOCATION       ALLOCATION       GROWTH          EQUITY
    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO
  --------------   -----------    -------------   -------------    -----------    -------------   -------------   -------------

   $    90,894     $       990     $    16,370     $   124,010     $     7,737     $     6,126     $     2,075     $ 1,107,244
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
   $    90,894     $       990     $    16,370     $   124,010     $     7,737     $     6,126     $     2,075     $ 1,107,244
   ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========


   $    90,894     $       990     $    16,370     $   124,010     $     7,737     $     6,126     $     2,075     $ 1,107,244
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
   $    90,894     $       990     $    16,370     $   124,010     $     7,737     $     6,126     $     2,075     $ 1,107,244
   ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

       115,661           1,445          17,340         138,527           9,119           7,651           2,686       1,346,520
   ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

        17,718             296           1,787          15,579           1,131           1,038             492         182,112
   $      5.13     $      3.35     $      9.16     $      7.96     $      6.84     $      5.90     $      4.22     $      6.08
   $    92,473     $       954     $    16,223     $   126,450     $     7,820     $     6,670     $     2,258     $ 1,087,175



                                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL SP   PRUDENTIAL SP    PRUDENTIAL       PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
  PRUDENTIAL SP     PRUDENTIAL    CONSERVATIVE       BALANCED      SP GROWTH      SP AGGRESSIVE    SP JENNISON     SP DEUTSCHE
  AIM AGGRESSIVE   SP ALLIANCE       ASSET            ASSET           ASSET        GROWTH ASSET   INTERNATIONAL   INTERNATIONAL
      GROWTH        TECHNOLOGY     ALLOCATION      ALLOCATION      ALLOCATION       ALLOCATION       GROWTH          EQUITY
    PORTFOLIO*      PORTFOLIO*     PORTFOLIO*      PORTFOLIO*      PORTFOLIO*       PORTFOLIO*      PORTFOLIO*      PORTFOLIO*
  --------------   -----------    -------------   -------------    -----------    -------------   -------------   -------------

   $         0     $         0     $         0     $         0     $         0     $         0     $         0     $         0
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



           177               5              52             221              12              14             784           1,843
             0               0               0               0               0               0               0               0
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

           177               5              52             221              12              14             784           1,843
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

          (177)             (5)            (52)           (221)            (12)            (14)           (784)         (1,843)
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



             0               0               0               0               0               0               0               0
             0            (252)             (6)            (17)              0               0         148,457         135,191

        (1,579)             36             147          (2,440)            (83)           (544)           (183)         20,069
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

        (1,579)           (216)            141          (2,457)            (83)           (544)        148,274         155,260
   -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


   $    (1,756)    $      (221)    $        89     $    (2,678)    $       (95)    $      (558)    $   147,490     $   153,417
   ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                                           PRUDENTIAL                           PRUDENTIAL
                                                             MONEY                             DIVERSIFIED
                                                            MARKET                                BOND
                                                           PORTFOLIO                            PORTFOLIO
                                               ----------------------------------    ----------------------------------
                                                  01/01/2002         01/01/2001         01/01/2002         01/01/2001
                                                      TO                 TO                 TO                 TO
                                                  12/31/2002         12/31/2001         12/31/2002         12/31/2001
                                               ---------------    ---------------    ---------------    ---------------
OPERATIONS
  Net investment income (loss)  ............   $     1,197,201    $     4,686,499    $    18,118,826    $     8,505,720
  Capital gains distributions received .....                 0                  0                  0                  0
  Realized gain (loss) on shares redeemed ..                 0                  0           (400,629)         1,463,159
  Net change in unrealized gain (loss) on
    investments ............................                 0                  0         (7,262,620)          (379,997)
                                               ---------------    ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............         1,197,201          4,686,499         10,455,577          9,588,882
                                               ---------------    ---------------    ---------------    ---------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..............        24,116,455         27,534,492         21,510,447         20,475,507
  Policy loans .............................        (3,671,782)        (3,880,970)        (3,447,106)        (3,509,028)
  Policy loan repayments and interest ......         3,836,511          2,987,045          3,110,077          2,352,792
  Surrenders, withdrawals and death benefits       (24,454,073)       (16,502,180)       (12,532,566)       (27,437,627)
  Net transfers between other subaccounts
    or fixed rate option ...................         3,748,275          9,817,151          6,178,539         13,343,277
  Withdrawal and other charges .............        (9,797,603)        (9,841,971)       (12,006,984)       (10,978,673)
                                               ---------------    ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................        (6,222,217)        10,113,567          2,812,407         (5,753,752)
                                               ---------------    ---------------    ---------------    ---------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................        (5,025,016)        14,800,066         13,267,984          3,835,130

NET ASSETS:
  Beginning of year ........................       149,803,902        135,003,836        163,498,934        159,663,804
                                               ---------------    ---------------    ---------------    ---------------
  End of year ..............................   $   144,778,886    $   149,803,902    $   176,766,918    $   163,498,934
                                               ===============    ===============    ===============    ===============

  Beginning units ..........................        83,793,334         77,675,886         65,406,382         67,106,741
                                               ---------------    ---------------    ---------------    ---------------
  Units issued .............................       101,030,088        105,091,671         16,099,574         18,552,418
  Units redeemed ...........................      (105,019,415)       (98,974,223)       (14,657,845)       (20,252,777)
                                               ---------------    ---------------    ---------------    ---------------
  Ending units .............................        79,804,007         83,793,334         66,848,111         65,406,382
                                               ===============    ===============    ===============    ===============



------------------------------------

             PRUDENTIAL
              EQUITY
             PORTFOLIO
  ----------------------------------
     01/01/2002        01/01/2001
         TO                TO
     12/31/2002        12/31/2001
  ---------------    ---------------

  $     2,117,580    $     1,545,087
                0         74,972,452
      (36,457,061)       (11,972,627)

     (277,345,690)      (248,117,507)
  ---------------    ---------------


     (311,685,171)      (183,572,595)
  ---------------    ---------------


      199,660,647        209,889,474
      (29,682,229)       (39,007,160)
       34,552,923         29,559,815
     (102,499,356)      (107,153,507)

      (28,484,400)       (11,110,043)
      (93,154,239)      (103,407,621)
  ---------------    ---------------



      (19,606,654)       (21,229,042)
  ---------------    ---------------


     (331,291,825)      (204,801,637)


    1,356,366,869      1,561,168,506
  ---------------    ---------------
  $ 1,025,075,044    $ 1,356,366,869
  ===============    ===============

      298,796,327        302,304,374
  ---------------    ---------------
       63,828,411         50,172,530
      (69,771,449)       (53,680,577)
  ---------------    ---------------
      292,853,289        298,796,327
  ===============    ===============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                              SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
              PRUDENTIAL                           PRUDENTIAL                             PRUDENTIAL
               FLEXIBLE                           CONSERVATIVE                            HIGH YIELD
               MANAGED                              BALANCED                                 BOND
              PORTFOLIO                            PORTFOLIO                              PORTFOLIO
  ----------------------------------    ----------------------------------    ----------------------------------
     01/01/2002         01/01/2001         01/01/2002         01/01/2001         01/01/2002        01/01/2001
         TO                 TO                 TO                 TO                 TO                TO
     12/31/2002         12/31/2001         12/31/2002         12/31/2001         12/31/2002        12/31/2001
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

  $    26,483,998    $    39,831,848    $    (6,571,489)   $    26,314,052    $    12,962,613    $     8,846,802
                0         18,948,318          2,362,192         10,268,699                  0                  0
      (17,158,588)        (5,121,442)       (13,504,971)        (3,219,178)        (2,522,309)        (1,984,736)

     (178,795,239)      (141,197,546)       (73,989,674)       (61,523,825)        (9,738,352)        (7,772,594)
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


     (169,469,829)       (87,538,822)       (91,703,942)       (28,160,252)           701,952           (910,528)
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


      146,956,970        152,653,244        120,254,706        124,589,424         12,760,040         13,869,897
      (22,897,703)       (27,811,107)       (17,717,796)       (21,870,768)        (1,757,598)        (1,978,781)
       24,979,815         22,716,426         18,043,110         17,263,176          1,947,307          1,582,960
      (77,898,516)       (89,055,901)       (72,146,835)       (80,372,641)        (6,632,570)        (6,304,511)

      (16,483,915)       (11,269,057)       (26,032,014)       (11,000,589)           225,461            508,338
      (77,015,479)       (82,084,813)       (67,164,215)       (71,104,797)        (6,323,499)        (6,339,467)
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------



      (22,358,828)       (34,851,208)       (44,763,044)       (42,496,195)           219,141          1,338,436
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------


     (191,828,657)      (122,390,030)      (136,466,986)       (70,656,447)           921,093            427,908


    1,267,786,516      1,390,176,546        962,475,586      1,033,132,033         77,870,620         77,442,712
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
  $ 1,075,957,859    $ 1,267,786,516    $   826,008,600    $   962,475,586    $    78,791,713    $    77,870,620
  ===============    ===============    ===============    ===============    ===============    ===============

      390,792,044        400,916,329        341,216,574        355,559,013         37,841,595         37,034,761
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
       58,925,202         46,753,156         53,564,713         44,142,643         26,637,217         26,551,188
      (65,963,650)       (56,877,441)       (69,992,281)       (58,485,082)       (25,959,797)       (25,744,354)
  ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
      383,753,596        390,792,044        324,789,006        341,216,574         38,519,015         37,841,595
  ===============    ===============    ===============    ===============    ===============    ===============



---------------------------------------------------------------------------
               PRUDENTIAL
                  STOCK                              PRUDENTIAL
                  INDEX                                VALUE
               PORTFOLIO                             PORTFOLIO
   ----------------------------------    ----------------------------------
      01/01/2002         01/01/2001         01/01/2002         01/01/2001
          TO                 TO                 TO                 TO
      12/31/2002         12/31/2001         12/31/2002         12/31/2001
   ---------------    ---------------    ---------------    ---------------


   $     4,283,583    $     2,707,058    $     3,151,714    $     4,454,082
         6,070,960         51,332,600                  0         47,413,973
       (17,587,032)        14,703,822        (11,422,833)           555,997

      (190,556,656)      (196,280,113)      (107,099,501)       (66,822,363)
   ---------------    ---------------    ---------------    ---------------


      (197,789,145)      (127,536,633)      (115,370,620)       (14,398,311)
   ---------------    ---------------    ---------------    ---------------


       125,166,222        137,075,014         65,920,260         67,102,332
       (16,744,479)       (22,073,451)       (10,383,386)       (12,626,611)
        20,044,470         18,345,046         10,701,547          9,238,764
       (66,472,055)       (72,921,724)       (38,817,902)       (36,169,132)

       (13,329,435)        (9,290,237)        (3,252,337)        14,858,828
       (57,130,276)       (63,635,362)       (32,897,634)       (35,679,010)
   ---------------    ---------------    ---------------    ---------------



        (8,465,553)       (12,500,714)        (8,729,452)         6,725,171
   ---------------    ---------------    ---------------    ---------------


      (206,254,698)      (140,037,347)      (124,100,072)        (7,673,140)


       865,987,367      1,006,024,714        508,784,419        516,457,559
   ---------------    ---------------    ---------------    ---------------
   $   659,732,669    $   865,987,367    $   384,684,347    $   508,784,419
   ===============    ===============    ===============    ===============

       174,445,809        175,793,215        105,681,938        103,324,098
   ---------------    ---------------    ---------------    ---------------
        40,654,614         31,193,543         24,370,339         26,288,127
       (39,926,885)       (32,540,949)       (26,779,466)       (23,930,287)
   ---------------    ---------------    ---------------    ---------------
       175,173,538        174,445,809        103,272,811        105,681,938
   ===============    ===============    ===============    ===============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------

                                                         PRUDENTIAL
                                                          NATURAL                          PRUDENTIAL
                                                         RESOURCES                          GLOBAL
                                                         PORTFOLIO                         PORTFOLIO
                                               ------------------------------    ------------------------------
                                                 01/01/2002       01/01/2001       01/01/2002       01/01/2001
                                                     TO               TO               TO               TO
                                                 12/31/2002       12/31/2001       12/31/2002       12/31/2001
                                               -------------    -------------    -------------    -------------
OPERATIONS
  Net investment income (loss) .............   $    (300,009)   $   3,300,354    $     577,374    $    (705,947)
  Capital gains distributions received .....       2,114,014       12,136,574                0       48,429,909
  Realized gain (loss) on shares redeemed ..        (650,016)       2,496,491       (5,195,090)      (7,478,356)
  Net change in unrealized gain (loss) on
    investments ............................      28,848,176      (39,222,307)     (45,662,180)     (83,717,864)
                                               -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............      30,012,165      (21,288,888)     (50,279,896)     (43,472,258)
                                               -------------    -------------    -------------    -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..............      19,669,913       20,961,477       35,315,965       39,726,205
  Policy loans .............................      (5,229,004)      (5,632,002)      (4,031,833)      (5,525,598)
  Policy loan repayments and interest ......       4,571,329        3,955,717        4,652,797        3,646,145
  Surrenders, withdrawals and death benefits     (13,026,768)     (12,988,975)     (13,831,790)     (17,174,664)
  Net transfers between other subaccounts
    or fixed rate option ...................       1,620,107        2,026,948       (7,161,731)      (6,966,843)
  Withdrawal and other charges .............     (12,725,615)     (11,988,845)     (13,907,471)     (16,037,216)
                                               -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................      (5,120,038)      (3,665,680)       1,035,937       (2,331,971)
                                               -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................      24,892,127      (24,954,568)     (49,243,959)     (45,804,229)

NET ASSETS:
  Beginning of year ........................     167,655,449      192,610,017      193,992,871      239,797,100
                                               -------------    -------------    -------------    -------------
  End of year ..............................   $ 192,547,576    $ 167,655,449    $ 144,748,912    $ 193,992,871
                                               =============    =============    =============    =============

  Beginning units ..........................      44,246,746       45,327,371      113,393,328      114,600,628
                                               -------------    -------------    -------------    -------------
  Units issued .............................      11,090,403       10,139,747       40,523,731       49,140,869
  Units redeemed ...........................     (12,322,763)     (11,220,372)     (40,116,658)     (50,348,169)
                                               -------------    -------------    -------------    -------------
  Ending units .............................      43,014,386       44,246,746      113,800,401      113,393,328
                                               =============    =============    =============    =============


--------------------------------

             PRUDENTIAL
             GOVERNMENT
              INCOME
             PORTFOLIO
  ------------------------------
    01/01/2002       01/01/2001
        TO               TO
    12/31/2002       12/31/2001
  -------------    -------------

  $   7,561,948    $   4,200,939
        547,029                0
         (7,499)         283,112

      2,519,017        1,175,305
  -------------    -------------


     10,620,495        5,659,356
  -------------    -------------


     12,018,472        9,722,487
     (2,038,180)      (1,666,128)
      1,569,803        1,051,944
     (6,458,057)      (5,767,837)

     22,186,228        5,767,450
     (6,789,099)      (5,574,683)
  -------------    -------------



     20,489,167        3,533,233
  -------------    -------------


     31,109,662        9,192,589


     86,140,675       76,948,086
  -------------    -------------
  $ 117,250,337    $  86,140,675
  =============    =============

     35,528,045       33,896,122
  -------------    -------------
     20,159,607        8,397,878
    (11,619,992)      (6,765,955)
  -------------    -------------
     44,067,660       35,528,045
  =============    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
              PRUDENTIAL                                                        PRUDENTIAL
             ZERO COUPON                                                          SMALL
                 BOND                         PRUDENTIAL                      CAPITALIZATION
                 2005                         JENNISON                            STOCK
              PORTFOLIO                       PORTFOLIO                         PORTFOLIO
  ------------------------------    ------------------------------    ------------------------------
    01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
        TO               TO               TO               TO               TO               TO
    12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
  -------------    -------------    -------------    -------------    -------------    -------------

  $   2,872,364    $   1,245,156    $  (1,787,579)   $  (2,433,114)   $     397,164    $    (308,862)
        299,720           85,965                0        4,599,398        2,399,887       23,632,037
        (17,157)         218,899       (6,280,264)      (8,820,129)      (2,138,812)        (688,954)

         71,480          593,587     (137,257,207)     (96,533,999)     (32,840,505)     (13,837,562)
  -------------    -------------    -------------    -------------    -------------    -------------


      3,226,407        2,143,607     (145,325,050)    (103,187,844)     (32,182,266)       8,796,659
  -------------    -------------    -------------    -------------    -------------    -------------


      4,217,196        3,814,011       96,847,759      111,015,272       32,040,867       32,282,679
       (793,880)        (773,342)     (10,249,603)     (13,191,797)      (4,824,193)      (4,340,288)
        622,154          443,285       12,270,094       10,310,202        4,514,448        2,986,031
     (2,445,189)      (1,926,411)     (34,549,877)     (38,427,779)     (15,338,013)     (13,305,043)

      4,628,991        2,047,975      (15,241,511)     (12,719,136)       6,341,044        9,684,724
     (2,337,378)      (2,040,847)     (37,099,534)     (42,382,485)     (15,519,374)     (14,905,120)
  -------------    -------------    -------------    -------------    -------------    -------------



      3,891,894        1,564,671       11,977,328       14,604,277        7,214,779       12,402,983
  -------------    -------------    -------------    -------------    -------------    -------------


      7,118,301        3,708,278     (133,347,722)     (88,583,567)     (24,967,487)      21,199,642


     31,297,477       27,589,199      451,810,994      540,394,561      193,635,525      172,435,883
  -------------    -------------    -------------    -------------    -------------    -------------
  $  38,415,778    $  31,297,477    $ 318,463,272    $ 451,810,994    $ 168,668,038    $ 193,635,525
  =============    =============    =============    =============    =============    =============

     11,071,241       10,494,864      191,013,777      185,211,726       85,493,891       79,910,616
  -------------    -------------    -------------    -------------    -------------    -------------
      4,859,646        4,868,179       64,842,433       55,276,290       31,313,114       32,115,699
     (3,899,644)      (4,291,802)     (59,153,225)     (49,474,239)     (28,803,152)     (26,532,424)
  -------------    -------------    -------------    -------------    -------------    -------------
     12,031,243       11,071,241      196,702,985      191,013,777       88,003,853       85,493,891
  =============    =============    =============    =============    =============    =============



------------------------------------------------------------------

            T. ROWE PRICE                      AIM V.I.
            INTERNATIONAL                      PREMIER
               STOCK                           EQUITY
             PORTFOLIO                         SERIES
  ------------------------------    ------------------------------
    01/01/2002       01/01/2001       01/01/2002       01/01/2001
        TO               TO               TO               TO
    12/31/2002       12/31/2001       12/31/2002       12/31/2001
  -------------    -------------    -------------    -------------


  $       4,695    $      14,249    $      (3,813)   $      (7,315)
          1,040                0                0           40,882
              0          (14,787)               0          (25,903)

       (204,616)        (183,179)        (703,793)        (223,173)
  -------------    -------------    -------------    -------------


       (198,881)        (183,717)        (707,606)        (215,509)
  -------------    -------------    -------------    -------------


        478,593          604,074        1,095,509        1,373,089
         (4,778)          (9,549)         (12,183)          (5,117)
          7,783            1,112            1,961            2,749
        (26,697)         (11,390)         (86,004)         (40,492)

        (17,313)           6,804          (34,140)          29,146
       (164,456)        (168,945)        (346,547)        (389,519)
  -------------    -------------    -------------    -------------



        273,132          422,106          618,596          969,856
  -------------    -------------    -------------    -------------


         74,251          238,389          (89,010)         754,347


        905,264          666,875        2,066,730        1,312,383
  -------------    -------------    -------------    -------------
  $     979,515    $     905,264    $   1,977,720    $   2,066,730
  =============    =============    =============    =============

      1,025,423          584,137        1,556,003          858,844
  -------------    -------------    -------------    -------------
        621,547          621,120        1,064,878        1,010,468
       (280,859)        (179,834)        (472,960)        (313,309)
  -------------    -------------    -------------    -------------
      1,366,111        1,025,423        2,147,921        1,556,003
  =============    =============    =============    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                         SUBACCOUNTS
                                               --------------------------------------------------------------

                                                           JANUS                            MFS
                                                           ASPEN                         EMERGING
                                                          GROWTH                          GROWTH
                                                         PORTFOLIO                        SERIES
                                               ----------------------------    ----------------------------
                                                01/01/2002      01/01/2001      01/01/2002      01/01/2001
                                                    TO              TO              TO              TO
                                                12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                               ------------    ------------    ------------    ------------
OPERATIONS
  Net investment income (loss)  ............   $    (15,146)   $    (10,575)   $     (7,845)   $     (6,908)
  Capital gains distributions received .....              0           3,728               0          72,082
  Realized gain (loss) on shares redeemed ..              0         (90,696)              0         (52,483)
  Net change in unrealized gain (loss)
    on investments .........................       (735,769)       (407,229)       (545,224)       (445,703)
                                               ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............       (750,915)       (504,772)       (553,069)       (433,012)
                                               ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..............      1,582,632       1,805,334         827,099       1,126,041
  Policy loans .............................        (15,043)        (15,805)         (6,710)         (9,279)
  Policy loan repayments and interest ......          8,643           2,656             980           4,309
  Surrenders, withdrawals and death benefits        (86,475)        (88,774)        (51,710)        (35,185)
  Net transfers between other subaccounts
    or fixed rate option ...................        (46,792)         43,762         (45,932)        (25,915)
  Withdrawal and other charges .............       (520,827)       (570,150)       (247,162)       (295,919)
                                               ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................        922,138       1,177,023         476,565         764,052
                                               ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....        171,223         672,251         (76,504)        331,040

NET ASSETS:
  Beginning of year ........................      2,535,719       1,863,468       1,378,475       1,047,435
                                               ------------    ------------    ------------    ------------
  End of year ..............................   $  2,706,942    $  2,535,719    $  1,301,971    $  1,378,475
                                               ============    ============    ============    ============

  Beginning units ..........................      1,921,232       1,056,435       1,014,569         509,746
                                               ------------    ------------    ------------    ------------
  Units issued .............................      1,516,938       1,349,084         786,951         763,094
  Units redeemed ...........................       (630,547)       (484,287)       (346,235)       (258,271)
                                               ------------    ------------    ------------    ------------
  Ending units .............................      2,807,623       1,921,232       1,455,285       1,014,569
                                               ============    ============    ============    ============



------------------------------

            AMERICAN
           CENTURY VP
              VALUE
              FUND
  ----------------------------
   01/01/2002      01/01/2001
       TO              TO
   12/31/2002      12/31/2001
  ------------    ------------

  $      2,303    $        675
        71,407               0
             0           7,745

      (283,963)        105,697
  ------------    ------------


      (210,253)        114,117
  ------------    ------------


       806,042         832,143
       (14,935)        (21,608)
        15,350             278
       (31,024)        (14,793)

        65,077         139,880
      (288,199)       (240,062)
  ------------    ------------



       552,311         695,838
  ------------    ------------

       342,058         809,955


     1,237,007         427,052
  ------------    ------------
  $  1,579,065    $  1,237,007
  ============    ============

       828,765         320,881
  ------------    ------------
       649,436         679,994
      (260,191)       (172,110)
  ------------    ------------
     1,218,010         828,765
  ============    ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                  PRUDENTIAL
    PRUDENTIAL      PRUDENTIAL     PRUDENTIAL     SP INVESCO       PRUDENTIAL      PRUDENTIAL     JANUS ASPEN      PRUDENTIAL
   SP ALLIANCE       SP DAVIS     SP SMALL/MID   SMALL COMPANY      SP PIMCO        SP PIMCO     SERIES GROWTH     SP LARGE
LARGE CAP GROWTH      VALUE        CAP VALUE        GROWTH        TOTAL RETURN     HIGH YIELD      PORTFOLIO--     CAP VALUE
    PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO    SERVICE SHARES    PORTFOLIO
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*
       TO              TO              TO              TO              TO              TO              TO              TO
    12/31/2002     12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $        (42)   $     (2,106)   $      1,505    $     (1,272)   $     17,652    $        786    $       (115)   $        206
             0               0               0               0               0               0               0               0
            (2)          3,193         (11,841)           (937)              0          36,892              (2)         (7,788)

        (1,006)         91,821          45,942          61,596          66,610           5,201          (1,639)          1,312
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        (1,050)         92,908          35,606          59,387          84,262          42,879          (1,756)         (6,270)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         5,369          55,974          53,350            (231)        208,329           2,525          15,126          18,615
             0               0               0               0               0               0               0               0
             0               2               1               0               2               0               0               0
             0               0           3,742          16,833               0               0               0               0

         9,510         763,218       1,046,434         521,086       2,210,879         347,914          53,881          50,492
           (87)         (9,399)         (7,154)         (5,118)        (19,788)         (1,348)           (136)         (1,285)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



        14,792         809,795       1,096,373         532,570       2,399,422         349,091          68,871          67,822
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        13,742         902,703       1,131,979         591,957       2,483,684         391,970          67,115          61,552


             0               0               0               0               0               0               0               0
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $     13,742    $    902,703    $  1,131,979    $    591,957    $  2,483,684    $    391,970    $     67,115    $     61,552
  ============    ============    ============    ============    ============    ============    ============    ============

             0               0               0               0               0               0               0               0
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
        17,643       3,757,985       7,770,757       2,892,537       2,375,718      15,580,982          86,478       1,452,670
          (108)     (2,706,897)     (6,324,781)     (2,119,855)        (37,695)    (15,179,631)           (162)     (1,379,220)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
        17,535       1,051,088       1,445,976         772,682       2,338,023         401,351          86,316          73,450
  ============    ============    ============    ============    ============    ============    ============    ============

* Date subaccounts became available



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                  SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                PRUDENTIAL      PRUDENTIAL
                                                PRUDENTIAL        SP MFS       SP STRATEGIC     PRUDENTIAL     SP PRUDENTIAL
                                                  SP AIM          CAPITAL        PARTNERS       SP MID CAP     U.S. EMERGING
                                                CORE EQUITY    OPPORTUNITIES  FOCUSED GROWTH      GROWTH          GROWTH
                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                               ------------    -------------  --------------   ------------    -------------
                                                05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*
                                                    TO              TO              TO              TO              TO
                                                12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002
                                               ------------    ------------    ------------    ------------    ------------
OPERATIONS
  Net investment income (loss) .............   $        (26)   $        (21)   $         (6)   $        (87)   $        (87)
  Capital gains distributions received .....              0               0               0               0               0
  Realized gain (loss) on shares redeemed ..              0              (1)             (3)        (14,064)          4,962
  Net change in unrealized gain (loss)
    on investments .........................           (263)           (100)           (343)         (7,093)           (234)
                                               ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............           (289)           (122)           (352)        (21,244)          4,641
                                               ------------    ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..............         16,445           2,740              10          15,605           7,823
  Policy loans .............................              0               0               0               0               0
  Policy loan repayments and interest ......              1               0               0               0               0
  Surrenders, withdrawals and death benefits              0               0               0               0               0
  Net transfers between other subaccounts
    or fixed rate option ...................         30,713           6,111           2,000         334,464           8,177
  Withdrawal and other charges .............           (190)           (258)            (16)           (288)           (200)
                                               ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................         46,969           8,593           1,994         349,781          15,800
                                               ------------    ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ....         46,680           8,471           1,642         328,537          20,441

NET ASSETS:
  Beginning of year ........................              0               0               0               0               0
                                               ------------    ------------    ------------    ------------    ------------
  End of year ..............................   $     46,680    $      8,471    $      1,642    $    328,537    $     20,441
                                               ============    ============    ============    ============    ============

  Beginning units ..........................              0               0               0               0               0
                                               ------------    ------------    ------------    ------------    ------------
  Units issued .............................         54,488          11,340           2,037       2,787,068       1,266,744
  Units redeemed ...........................           (217)           (340)            (18)     (2,307,034)     (1,239,859)
                                               ------------    ------------    ------------    ------------    ------------
  Ending units .............................         54,271          11,000           2,019         480,034          26,885
                                               ============    ============    ============    ============    ============

* Date subaccounts became available



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                                      SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                  PRUDENTIAL SP                    PRUDENTIAL      PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
  PRUDENTIAL SP     PRUDENTIAL    CONSERVATIVE      PRUDENTIAL     SP GROWTH     SP AGGRESSIVE     SP JENNISON     SP DEUTSCHE
 AIM AGGRESSIVE    SP ALLIANCE        ASSET        SP BALANCED       ASSET       GROWTH ASSET     INTERNATIONAL   INTERNATIONAL
     GROWTH        TECHNOLOGY      ALLOCATION   ASSET ALLOCATION   ALLOCATION      ALLOCATION         GROWTH          EQUITY
    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
 --------------   ------------    ------------- ----------------  ------------   -------------    -------------   -------------
   05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*     05/01/2002*
       TO              TO              TO              TO              TO              TO              TO              TO
   12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002      12/31/2002
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $       (177)   $         (5)   $        (52)   $       (221)   $        (12)   $        (14)   $       (784)   $     (1,843)
             0               0               0               0               0               0               0               0
             0            (252)             (6)            (17)              0               0         148,457         135,191

        (1,579)             36             147          (2,440)            (83)           (544)           (183)         20,069
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        (1,756)           (221)             89          (2,678)            (95)           (558)        147,490         153,417
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        13,380             546           4,732           3,157           1,470           2,695          36,016          41,845
             0               0               0               0               0               0               0               0
             1               0               0               0               0               0               0             108
             0               0               0               0               0               0         (23,540)         (5,131)

        79,686             747          11,778         124,392           6,752           4,561        (157,877)        923,433
          (417)            (82)           (229)           (861)           (390)           (572)            (14)         (6,428)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



        92,650           1,211          16,281         126,688           7,832           6,684        (145,415)        953,827
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        90,894             990          16,370         124,010           7,737           6,126           2,075       1,107,244


             0               0               0               0               0               0               0               0
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $     90,894    $        990    $     16,370    $    124,010    $      7,737    $      6,126    $      2,075    $  1,107,244
  ============    ============    ============    ============    ============    ============    ============    ============

             0               0               0               0               0               0               0               0
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
       277,444           4,064          17,585         139,489           9,576           8,344      27,322,354      19,661,489
      (161,783)         (2,619)           (245)           (962)           (457)           (693)    (27,319,668)    (18,314,969)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
       115,661           1,445          17,340         138,527           9,119           7,651           2,686       1,346,520
  ============    ============    ============    ============    ============    ============    ============    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                                 THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2002

NOTE 1: GENERAL

        The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred ("SVUL") and Prudential Variable Universal Life ("PVUL") contracts are invested in the Account.

        The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series fund") or one of the non-Prudential administered funds. Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond
        Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global
        Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. Options available to the PVAL contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Series, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Janus Aspen Series Growth Portfolio - Service Shares.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.



                                      A15

NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets of PVAL, SVUL and PVUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. Prudential currently intends to charge only 0.60% on PVAL contracts with face amounts of $100,000 or more and for PVUL contracts but reserves the right to make the full 0.90% charge.

        B. Deferred Sales Charge

        A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C. Partial Withdrawal Charge

        A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

        D. Expense Reimbursement

        The Account is reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for the Prudential Zero Coupon Bond 2005 Portfolio, 0.45% for the Prudential Stock Index Portfolio, 0.50% for the Prudential Value
        Portfolio, 0.55% for the Prudential Natural Resources Portfolio, and 0.65% for the Prudential High Yield Bond Portfolio of the PVAL product's average net assets of these portfolios.

        SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incured by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of the Prudential Zero Coupon Bond 2005 Portfolio.

        E. Cost of Insurance and Other Related Charges

        Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

NOTE 4: TAXES

        Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.



                                      A16

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2002 were as follows:

                                                                          PURCHASES          SALES
                                                                       -------------    ---------------
        Prudential Money Market Portfolio ............................ $ 109,263,348    $ (116,532,952)
        Prudential Diversified Bond Portfolio ........................ $  12,359,073    $  (10,767,428)
        Prudential Equity Portfolio .................................. $  48,001,733    $  (76,144,433)
        Prudential Flexible Managed Portfolio ........................ $  27,508,676    $  (58,215,352)
        Prudential Conservative Balanced Portfolio ................... $  16,310,104    $  (67,644,637)
        Prudential High Yield Bond Portfolio ......................... $  23,722,629    $  (24,065,835)
        Prudential Stock Index Portfolio ............................. $  37,185,891    $  (50,986,702)
        Prudential Value Portfolio ................................... $  22,144,128    $  (33,984,660)
        Prudential Natural Resources Portfolio ....................... $  11,329,761    $  (17,784,839)
        Prudential Global Portfolio .................................. $  25,209,525    $  (25,318,241)
        Prudential Government Income Portfolio ....................... $  28,112,044    $   (8,338,128)
        Prudential Zero Coupon Bond 2005 Portfolio ................... $   7,858,630    $   (4,130,229)
        Prudential Jennison Portfolio ................................ $  35,233,165    $  (25,876,128)
        Prudential Small Capitalization Stock Portfolio .............. $  27,275,119    $  (21,347,139)
        T. Rowe International Stock Portfolio ........................ $     376,006    $     (108,577)
        AIM V.I. Premier Equity Series ............................... $     807,162    $     (200,246)
        Janus Aspen Growth Portfolio ................................. $   1,221,436    $     (314,444)
        MFS Emerging Growth Series ................................... $     596,275    $     (127,555)
        American Century VP Value Fund ............................... $     675,278    $     (131,700)
        Prudential SP Alliance Large Cap Growth Portfolio ............ $      14,879    $         (129)
        Prudential SP Davis Value Portfolio .......................... $   3,207,190    $   (2,399,501)
        Prudential SP Small/Mid Cap Value Portfolio .................. $   5,986,661    $   (4,892,059)
        Prudential SP INVESCO Small Company Growth Portfolio ......... $   2,216,006    $   (1,684,710)
        Prudential SP PIMCO Total Return Portfolio ................... $   2,434,317    $      (41,264)
        Prudential SP PIMCO High Yield Portfolio ..................... $  14,505,192    $  (14,156,824)
        Janus Aspen Series Growth Portfolio - Service Shares ......... $      68,981    $         (225)
        Prudential SP Large Cap Value Portfolio ...................... $   1,310,938    $   (1,243,225)
        Prudential SP AIM Core Equity Portfolio ...................... $      47,141    $         (198)
        Prudential SP MFS Capital Opportunities Portfolio ............ $       8,825    $         (253)
        Prudential SP Strategic Partners Focused Growth Portfolio .... $       2,010    $          (23)
        Prudential SP Mid Cap Growth Portfolio ....................... $   1,672,039    $   (1,322,345)
        SP Prudential U.S. Emerging Growth Portfolio ................. $     963,401    $     (947,689)
        Prudential SP AIM Aggressive Growth Portfolio ................ $     220,651    $     (128,178)
        Prudential SP Alliance Technology Portfolio .................. $       3,109    $       (1,902)
        Prudential SP Conservative Asset Allocation Portfolio ........ $      16,509    $         (280)
        Prudential SP Balanced Asset Allocation Portfolio ............ $     127,447    $         (981)
        Prudential SP Growth Asset Allocation Portfolio .............. $       8,221    $         (401)
        Prudential SP Aggressive Growth Asset Allocation Portfolio ... $       7,002    $         (331)
        Prudential SP Jennison International Growth Portfolio ........ $  22,401,879    $  (22,548,078)
        Prudential SP Deutsche International Equity Portfolio ........ $  16,785,571    $  (15,833,587)



                                      A17

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential administered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.







                                      A18

NOTE 7: FINANCIAL HIGHLIGHTS

        Prudential sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the Prudential and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable contract options as discussed in note 3.

                                                                               AT DECEMBER 31, 2002
                                                                  -------------------------------------------
                                                                   UNITS         UNIT VALUE        NET ASSETS
                                                                  (000's)     LOWEST - HIGHEST       (000'S)
                                                                  -------   --------------------   ----------
Prudential Money Market Portfolio ..............................   79,804   $1.26686 to $1.91500     $144,779
Prudential Diversified Bond Portfolio ..........................   66,848   $1.39783 to $2.82154     $176,767
Prudential Equity Portfolio ....................................  292,853   $1.06403 to $3.64950   $1,025,075
Prudential Flexible Managed Portfolio ..........................  383,754   $1.09864 to $2.87970   $1,075,958
Prudential Conservative Balanced Portfolio .....................  324,789   $1.16564 to $2.61915     $826,009
Prudential High Yield Bond Portfolio ...........................   38,519   $1.04850 to $2.19447      $78,792
Prudential Stock Index Portfolio ...............................  175,174   $1.23773 to $4.12882     $659,733
Prudential Value Portfolio .....................................  103,273   $1.31080 to $3.93155     $384,684
Prudential Natural Resources Portfolio .........................   43,014   $1.90858 to $4.58907     $192,548
Prudential Global Portfolio ....................................  113,800   $0.99299 to $1.29103     $144,749
Prudential Government Income Portfolio .........................   44,068   $1.53503 to $2.78677     $117,250
Prudential Zero Coupon Bond 2005 Portfolio .....................   12,031   $1.53479 to $3.34585      $38,416
Prudential Jennison Portfolio ..................................  196,703   $1.14288 to $1.64713     $318,463
Prudential Small Capitalization Stock Portfolio ................   88,004   $1.67504 to $1.94604     $168,668
T. Rowe International Stock Portfolio ..........................    1,366   $0.71701 to $0.71701         $980
AIM V.I. Premier Equity Series .................................    2,148   $0.92076 to $0.92076       $1,978
Janus Aspen Growth Portfolio ...................................    2,808   $0.96414 to $0.96414       $2,707
MFS Emerging Growth Series .....................................    1,455   $0.89465 to $0.89465       $1,302
American Century VP Value Fund .................................    1,218   $1.29643 to $1.29643       $1,579
Prudential SP Alliance Large Cap Growth Portfolio**** ..........       18   $0.78369 to $0.78519          $14
Prudential SP Davis Value Portfolio**** ........................    1,051   $0.85879 to $0.86057         $903
Prudential SP Small/Mid Cap Value Portfolio**** ................    1,446   $0.78279 to $0.78445       $1,132
Prudential SP INVESCO Small Company Growth Portfolio**** .......      773   $0.76610 to $0.76758         $592
Prudential SP PIMCO Total Return Portfolio**** .................    2,338   $1.06221 to $1.06443       $2,484
Prudential SP PIMCO High Yield Portfolio**** ...................      401   $0.97657 to $0.97817         $392
Janus Aspen Series Growth Portfolio - Service Shares**** .......       86   $0.77755 to $0.77755          $67
Prudential SP Large Cap Value Portfolio**** ....................       73   $0.83750 to $0.83920          $62
Prudential SP AIM Core Equity Portfolio**** ....................       54   $0.86006 to $0.86177          $47
Prudential SP MFS Capital Opportunities Portfolio**** ..........       11   $0.76931 to $0.77093           $8
Prudential SP Strategic Partners Focused Growth Portfolio**** ..        2   $0.81332 to $0.81332           $2
Prudential SP Mid Cap Growth Portfolio**** .....................      480   $0.68437 to $0.68577         $329
SP Prudential U.S. Emerging Growth Portfolio**** ...............       27   $0.76012 to $0.76160          $20
Prudential SP AIM Aggressive Growth Portfolio**** ..............      116   $0.78575 to $0.78730          $91
Prudential SP Alliance Technology Portfolio**** ................        1   $0.68512 to $0.68512           $1
Prudential SP Conservative Asset Allocation Portfolio**** ......       17   $0.94354 to $0.94545          $16
Prudential SP Balanced Asset Allocation Portfolio**** ..........      139   $0.89401 to $0.89581         $124
Prudential SP Growth Asset Allocation Portfolio**** ............        9   $0.84841 to $0.84841           $8
Prudential SP Aggressive Growth Asset Allocation Portfolio**** .        8   $0.80064 to $0.80064           $6
Prudential SP Jennison International Growth Portfolio**** ......        3   $0.77250 to $0.77250           $2
Prudential SP Deutsche International Equity Portfolio**** ......    1,347   $0.82229 to $0.82389       $1,107


         FOR THE YEAR ENDED DECEMBER 31, 2002
 ----------------------------------------------------
  INVESTMENT      EXPENSE RATIO**    TOTAL RETURN***
 INCOME RATIO*   LOWEST - HIGHEST   LOWEST - HIGHEST
 -------------   ----------------   -----------------

      1.51%       0.60% to 0.90%     0.60% to 0.91%
     11.45%       0.60% to 0.90%     6.12% to 6.43%
      0.90%       0.60% to 0.90%   -23.04% to -22.80%
      2.99%       0.60% to 0.90%   -13.52% to -13.26%
      0.00%       0.60% to 0.90%    -9.79% to -9.52%
     17.49%       0.60% to 0.90%     0.59% to 0.89%
      1.28%       0.60% to 0.90%   -22.89% to -22.65%
      1.42%       0.60% to 0.90%   -22.66% to -22.43%
      0.56%       0.60% to 0.90%    17.85% to 18.21%
      1.03%       0.60% to 0.90%   -25.81% to -25.59%
      8.32%       0.60% to 0.90%    11.05% to 11.38%
      8.88%       0.37% to 0.67%     9.66% to 9.99%
      0.22%       0.60% to 0.90%   -31.57% to -31.36%
      0.90%       0.60% to 0.90%   -15.68% to -15.43%
      1.09%       0.60% to 0.60%   -18.78% to -18.78%
      0.40%       0.60% to 0.60%   -30.68% to -30.68%
      0.00%       0.60% to 0.60%   -26.95% to -26.95%
      0.00%       0.60% to 0.60%   -34.15% to -34.15%
      0.76%       0.60% to 0.60%   -13.14% to -13.14%
      0.00%       0.60% to 0.90%   -22.24% to -22.09%
      0.00%       0.60% to 0.90%   -14.70% to -14.52%
      1.09%       0.60% to 0.90%   -22.03% to -21.87%
      0.00%       0.60% to 0.90%   -23.39% to -23.24%
      2.23%       0.60% to 0.90%     6.22% to 6.44%
      1.02%       0.60% to 0.90%    -2.24% to -2.08%
      0.00%       0.90% to 0.90%   -22.91% to -22.91%
      1.55%       0.60% to 0.90%   -17.04% to -16.88%
      0.00%       0.60% to 0.90%   -14.79% to -14.62%
      0.00%       0.60% to 0.90%   -23.42% to -23.26%
      0.00%       0.60% to 0.60%   -19.32% to -19.32%
      0.00%       0.60% to 0.90%   -30.86% to -30.72%
      0.00%       0.60% to 0.90%   -24.60% to -24.46%
      0.00%       0.60% to 0.90%   -21.66% to -21.51%
      0.00%       0.60% to 0.60%   -31.63% to -31.63%
      0.00%       0.60% to 0.90%    -5.84% to -5.65%
      0.00%       0.60% to 0.90%   -10.90% to -10.72%
      0.00%       0.60% to 0.60%   -15.58% to -15.58%
      0.00%       0.60% to 0.60%   -20.48% to -20.48%
      0.00%       0.90% to 0.90%   -23.03% to -23.03%
      0.00%       0.60% to 0.90%   -18.43% to -18.28%



                                      A19



                                                                               AT DECEMBER 31, 2001
                                                                  -------------------------------------------
                                                                   UNITS         UNIT VALUE        NET ASSETS
                                                                  (000's)     LOWEST - HIGHEST       (000'S)
                                                                  -------   --------------------   ----------
Prudential Money Market Portfolio ..............................   83,793   $1.25552 to $1.89767     $149,804
Prudential Diversified Bond Portfolio ..........................   65,406   $1.31342 to $2.65097     $163,498
Prudential Equity Portfolio ....................................  298,796   $1.37832 to $4.72760   $1,356,367
Prudential Flexible Managed Portfolio ..........................  390,792   $1.26663 to $3.31989   $1,267,787
Prudential Conservative Balanced Portfolio .....................  341,217   $1.28828 to $2.89478     $962,475
Prudential High Yield Bond Portfolio ...........................   37,842   $1.03945 to $2.39981      $77,871
Prudential Stock Index Portfolio ...............................  174,445   $1.60022 to $5.33848     $865,988
Prudential Value Portfolio .....................................  105,682   $1.68979 to $5.06872     $508,784
Prudential Natural Resources Portfolio .........................   44,246   $1.61952 to $3.88226     $167,655
Prudential Global Portfolio ....................................  113,393   $1.33447 to $1.73500     $193,992
Prudential Government Income Portfolio .........................   35,529   $1.38233 to $2.50199      $86,141
Prudential Zero Coupon Bond 2005 Portfolio .....................   11,071   $1.39953 to $3.04194      $31,298
Prudential Jennison Portfolio ..................................  191,014   $1.66508 to $2.39981     $451,811
Prudential Small Capitalization Stock Portfolio ................   85,494   $1.98657 to $2.30107     $193,636
T. Rowe International Stock Portfolio ..........................    1,025   $0.88282 to $0.88282         $905
AIM V.I. Value Fund ............................................    1,556   $1.32823 to $1.32823       $2,067
Janus Aspen Growth Portfolio ...................................    1,921   $1.31984 to $1.31984       $2,536
MFS Emerging Growth Series .....................................    1,015   $1.35868 to $1.35868       $1,378
American Century VP Value Fund .................................      829   $1.49259 to $1.49259       $1,237


         FOR THE YEAR ENDED DECEMBER 31, 2001
 ----------------------------------------------------
  INVESTMENT      EXPENSE RATIO**    TOTAL RETURN***
 INCOME RATIO*   LOWEST - HIGHEST   LOWEST - HIGHEST
 -------------   ----------------   -----------------

      3.97%       0.60% to 0.90%     3.17% to 3.48%
      6.00%       0.60% to 0.90%     6.03% to 6.34%
      0.83%       0.60% to 0.90%   -11.97% to -11.71%
      3.76%       0.60% to 0.90%    -6.52% to -6.24%
      3.40%       0.60% to 0.90%    -2.89% to -2.60%
     11.77%       0.60% to 0.90%    -1.32% to -1.03%
      1.00%       0.60% to 0.90%   -12.83% to -12.57%
      1.58%       0.60% to 0.90%    -2.94% to -2.66%
      2.58%       0.60% to 0.90%   -10.88% to -10.62%
      0.35%       0.60% to 0.90%   -18.35% to -18.10%
      5.87%       0.60% to 0.90%     7.10% to 7.42%
      4.66%       0.35% to 0.65%     7.41% to 7.72%
      0.17%       0.60% to 0.90%   -18.98% to -18.74%
      0.51%       0.60% to 0.90%     4.62% to 4.92%
      2.44%       0.60% to 0.60%   -22.67% to -22.67%
      0.16%       0.60% to 0.60%   -13.08% to -13.08%
      0.07%       0.60% to 0.60%   -25.18% to -25.18%
      0.00%       0.60% to 0.60%   -33.88% to -33.88%
      0.68%       0.60% to 0.60%    12.15% to 12.15%


*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account net of rembursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the year ended December 31, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period.

**** Became available 05/01/2002



                                      A20

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of
The Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts, as listed in Note 1 to such financial statements, of the Prudential Variable Appreciable Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 31, 2003



                                       A21

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2002 and 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholder of The Prudential Insurance Company of America

    In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As described in Notes 2 and 3, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets as of January 1, 2002.


/s/ PricewaterhouseCoopers LLP
New York, New York
February 11, 2003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in millions)
--------------------------------------------------------------------------------


                                                                                                        2002         2001
                                                                                                     ---------    ---------
ASSETS
Fixed maturities, available for sale, at
  fair value (amortized cost: 2002--$89,693; 2001--$83,304) ......................................   $  96,066    $  85,586
Trading account assets, at fair value ............................................................         896          882
Equity securities, available for sale, at fair value (cost: 2002--$1,736; 2001--$992) ............       1,740        1,069
Commercial loans .................................................................................      15,420       14,909
Policy loans .....................................................................................       8,094        7,930
Securities purchased under agreements to resell ..................................................          12          110
Other long-term investments ......................................................................       3,451        3,824
Short-term investments ...........................................................................       4,724        4,048
                                                                                                     ---------    ---------

       Total investments .........................................................................     130,403      118,358

Cash and cash equivalents ........................................................................       5,793        6,587
Accrued investment income ........................................................................       1,481        1,551
Deferred policy acquisition costs ................................................................       4,741        5,122
Other assets .....................................................................................       6,298        5,948
Due from parent and affiliates ...................................................................       4,523        5,750
Separate account assets ..........................................................................      70,057       76,736
                                                                                                     ---------    ---------

       TOTAL ASSETS ..............................................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...........................................................................   $  66,493    $  64,328
Policyholders' account balances ..................................................................      36,682       33,525
Unpaid claims and claim adjustment expenses ......................................................       1,560        1,647
Policyholders' dividends .........................................................................       2,918        1,363
Securities sold under agreements to repurchase ...................................................       8,975        6,130
Cash collateral for loaned securities ............................................................       6,090        4,808
Income taxes payable .............................................................................       2,037        1,571
Securities sold but not yet purchased ............................................................          12          108
Short-term debt ..................................................................................       1,933        3,837
Long-term debt ...................................................................................       2,091        2,726
Other liabilities ................................................................................       7,573        6,982
Due to parent and affiliates .....................................................................         250          428
Separate account liabilities .....................................................................      70,057       76,736
                                                                                                     ---------    ---------

       Total liabilities..........................................................................     206,671      204,189
                                                                                                     ---------    ---------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31,
  2002 and 1,000 shares authorized, issued and outstanding at December 31, 2001) .................           2           --
Additional paid-in capital .......................................................................      14,583       14,716
Accumulated other comprehensive income ...........................................................       2,097        1,099
Retained earnings (deficit) ......................................................................         (57)          48
                                                                                                     ---------    ---------
       Total stockholder's equity ................................................................      16,625       15,863
                                                                                                     ---------    ---------
       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                 2002         2001        2000
                                                               --------     -------     -------
REVENUES
Premiums ...................................................   $  7,370    $ 12,477    $ 10,181
Policy charges and fee income ..............................      1,450       1,803       1,639
Net investment income ......................................      7,599       9,152       9,502
Realized investment losses, net ............................     (1,166)       (675)       (266)
Commissions and other income ...............................        637       4,417       5,453
                                                               --------    --------    --------
    Total revenues .........................................     15,890      27,174      26,509
                                                               --------    --------    --------
BENEFITS AND EXPENSES
Policyholders' benefits ....................................      8,809      12,752      10,640
Interest credited to policyholders' account balances .......      1,749       1,804       1,751
Dividends to policyholders .................................      2,525       2,722       2,724
General and administrative expenses ........................      2,805       9,509      10,043
Capital markets restructuring ..............................        --          --          476
Demutualization costs and expenses .........................        --          588         143
                                                               --------    --------    --------
    Total benefits and expenses ............................     15,888      27,375      25,777
                                                               --------    --------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES.......................................          2        (201)        732
                                                               --------    --------    --------
Income taxes:
    Current ................................................        253        (914)        436
    Deferred ...............................................       (243)        863         (28)
                                                               --------    --------    --------
       Total income tax expense (benefit) ..................         10         (51)        408
                                                               --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ...................         (8)       (150)        324
                                                               --------    --------    --------
DISCONTINUED OPERATIONS
Income from discontinued operations, net of taxes ..........          8           3          74
                                                               --------    --------    --------
NET INCOME (LOSS) ..........................................   $    --     $   (147)   $    398
                                                               ========    ========    ========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------



                                                                          Accumulated Other Comprehensive Income (Loss)
                                                                       ----------------------------------------------------

                                                                                      Net                           Total
                                                                        Foreign    Unrealized                    Accumulated
                                               Additional    Retained   Currency   Investment      Pension          Other
                                     Common     Paid-in      Earnings  Translation   Gains        Liability     Comprehensive
                                     Stock       Capital     (Deficit) Adjustments  (Losses)      Adjustment    Income (Loss)
                                    --------    --------     --------  ---------    --------      ----------    -------------
 Balance, December 31, 1999 .....   $     --    $     --    $ 19,976    $    (18) $     (660)      $  (7)        $   (685)
 Comprehensive income:
   Net income ...................         --          --         398          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ...         --          --          --         (89)         --          --              (89)
     Change in net unrealized
      investment gains ..........         --          --          --          --       1,019          --            1,019
     Additional pension liability
      adjustment ...............          --          --          --          --          --         (11)             (11)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2000 .....         --          --      20,374        (107)        359         (18)             234
 Demutualization reclassification
   of retained earnings .........         --      13,666     (13,666)         --          --          --               --
 Destacking dividend to parent ..         --          --      (5,384)        220        (103)         16              133
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ..................        --          --      (1,129)         --          --          --               --
 Capital contribution from parent.        --       1,050          --          --          --          --               --
 Comprehensive income:
   Net loss before date of
    demutualization ..............        --          --        (195)         --          --          --               --
   Net income after date of
    demutualization ..............        --          --          48          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --        (142)         --          --             (142)
     Change in net unrealized
      investment gains ...........        --          --          --          --         903          --              903
     Additional pension
      liability adjustment .......        --          --          --          --          --         (29)             (29)
   Other comprehensive income.....
 Total comprehensive income ......
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2001 ......        --      14,716          48         (29)      1,159         (31)           1,099
 Adjustment to destacking
 dividend ........................        --         (20)         --          --          --          --               --
 Dividend to parent ..............        --        (123)       (105)         --          --          --               --
 Adjustments to policy credits
 issued and cash payments to
  eligible policyholders .........        --          10          --          --          --          --               --
 Capital contribution from parent.         2          --          --          --          --          --               --
 Comprehensive income:
   Net income ....................        --          --          --          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --          36          --          --               36
     Change in net unrealized
      investment gains ...........        --          --          --          --         964          --              964
     Additional pension
      liability adjustment .......        --          --          --          --          --          (2)              (2)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2002 .....   $      2    $ 14,583       $ (57)    $     7    $  2,123         $ (33)        $2,097
                                    ========    ========       =====     =======    ========         =====         ======


                                                                          Total
                                                                      Stockholder's
                                                                         Equity
                                                                        --------
 Balance, December 31, 1999 ....................................       $ 19,291
 Comprehensive income:
   Net income ..................................................            398
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................            (89)
     Change in net unrealized
      investment gains ..........................................          1,019
     Additional pension liability adjustment ....................            (11)
                                                                       --------
   Other comprehensive income ..................................            919
                                                                       --------
 Total comprehensive income ....................................          1,317
                                                                       --------
 Balance, December 31, 2000 ....................................         20,608

 Demutualization reclassification of
   retained earnings ...........................................           --
 Destacking dividend to parent .................................         (5,251)
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ................................................         (1,129)
 Capital contribution from parent ..............................          1,050
 Comprehensive income:
   Net loss before date of
    demutualization ............................................           (195)
   Net income after date of
     demutualization ...........................................             48
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................           (142)
     Change in net unrealized
      investment gains .........................................            903
     Additional pension
      liability adjustment .....................................            (29)
                                                                       --------
   Other comprehensive income ..................................            732
                                                                       --------
 Total comprehensive income ....................................            585
                                                                       --------
 Balance, December 31, 2001 ....................................         15,863
 Adjustment to destacking dividend .............................            (20)
 Dividend to parent ............................................           (228)
 Adjustments to policy credits
 issued and cash payments to eligible policyholders ............             10
 Capital contribution from parent ..............................              2
 Comprehensive income:
   Net income ..................................................           --
   Other comprehensive income, net of tax:
     Change in foreign currency translation
      adjustments ..............................................             36
     Change in net unrealized
      investment gains .........................................            964
     Additional pension liability
       adjustment ..............................................             (2)
                                                                       --------
   Other comprehensive income ..................................            998
                                                                       --------
 Total comprehensive income ....................................            998
                                                                       --------
 Balance, December 31, 2002 ....................................       $ 16,625
                                                                       ========

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                                               2002        2001        2000
                                                                                             ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) .......................................................................   $     --    $   (147)   $    398
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Realized investment losses, net .....................................................      1,166         675         266
    Policy charges and fee income .......................................................       (396)       (482)       (342)
    Interest credited to policyholders' account balances ................................      1,749       1,804       1,751
    Depreciation and amortization, including premiums and discounts .....................        131         433         740
    Change in:
       Deferred policy acquisition costs ................................................        186        (259)       (228)
       Future policy benefits and other insurance liabilities ...........................      1,272         933       1,473
       Trading account assets ...........................................................        (14)      2,268       2,524
       Income taxes payable .............................................................        181      (1,308)        214
       Broker-dealer related receivables/payables........................................         --       4,538        (388)
       Securities purchased under agreements to resell ..................................         98         974       8,549
       Cash collateral for borrowed securities ..........................................         --      (1,407)      3,266
       Cash collateral for loaned securities ............................................      1,282      (1,571)        278
       Securities sold but not yet purchased ............................................        (96)     (2,168)     (2,009)
       Securities sold under agreements to repurchase ...................................      2,845      (2,625)     (9,588)
       Due to/from parent and affiliates.................................................       (295)        (74)         --
       Other, net .......................................................................        309       3,686         961
                                                                                            --------    --------    --------
          Cash flows from operating activities ..........................................      8,418       5,270       7,865
                                                                                            --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
    Fixed maturities, available for sale ................................................     51,022      98,150      99,971
    Fixed maturities, held to maturity...................................................         --         139       3,266
    Equity securities, available for sale ...............................................      1,228       5,503       3,025
    Commercial loans ....................................................................      1,692       5,443       1,632
    Other long-term investments .........................................................        677         798       2,044
Payments for the purchase of:
    Fixed maturities, available for sale ................................................    (58,141)    (97,511)   (103,086)
    Fixed maturities, held to maturity...................................................         --         (56)     (1,544)
    Equity securities, available for sale ...............................................     (2,012)     (2,557)     (2,316)
    Commercial loans ....................................................................     (2,122)     (1,521)     (1,334)
    Other long-term investments .........................................................       (692)     (1,328)     (1,374)
Cash acquired from the acquisition of subsidiary ........................................         --       5,912          --
Short-term investments ..................................................................       (676)        179      (2,257)
Due to/from parent and affiliates .......................................................      1,344      (5,248)         --
                                                                                            --------    --------    --------
       Cash flows from (used in) investing activities ...................................     (7,680)      7,903      (1,973)
                                                                                            --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................................      7,868       6,771       6,813
Policyholders' account withdrawals ......................................................     (6,068)     (9,014)     (8,186)
Net decrease in short-term debt .........................................................     (2,136)     (6,098)     (2,678)
Proceeds from the issuance of long-term debt ............................................         --       1,464         638
Repayments of long-term debt ............................................................       (470)       (720)     (1,230)
Cash payments to eligible policyholders .................................................       (500)         --          --
Capital contribution from parent ........................................................          2       1,050          --
Dividend to parent ......................................................................       (228)         --          --
Cash destacked ..........................................................................         --      (7,715)         --
                                                                                            --------    --------    --------
       Cash flows used in financing activities ..........................................     (1,532)    (14,262)     (4,643)
                                                                                            --------    --------    --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................................       (794)     (1,089)      1,249
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................................      6,587       7,676       6,427
                                                                                            --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................................   $  5,793    $  6,587    $  7,676
                                                                                            ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid .......................................................................   $     33    $    466    $    248
                                                                                            --------    --------    --------

Interest paid ...........................................................................   $    224    $    638    $  1,040
                                                                                            --------    --------    --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration
payable to eligible policyholders .......................................................   $     --    $  1,469    $     --
                                                                                            --------    --------    --------


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
1. BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of all fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading account assets, and securities sold but not yet purchased, consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. Because of their short term, the carrying amounts of these instruments approximate fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, and investments in real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.31% at December 31, 2002 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, reinsurance recoverables, trade receivables, receivables resulting from sales of securities that had not yet settled at the balance sheet date, goodwill and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of payables resulting from purchases of securities that had not yet settled at the balance sheet date, employee benefit liabilities, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized and earned over the life of the contracts. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities and investment management businesses are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, value of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets within "Trading account assets" or as liabilities within "Other liabilities." Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investment in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either
(1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net."

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the derivative are reported on a net basis in "Realized investment gains (losses), net." Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within "Accumulated other comprehensive income
(loss)."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; or (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur; (b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate. When hedge accounting is discontinued, any hedged asset or liability, which otherwise would not be carried at fair value, will no longer be adjusted for changes in fair value.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an "equity tax" on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders were required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the transition provisions of this statement did not result in an impairment loss as of the adoption date of the standard. Net income (loss) would have been approximately $(130) million and $411 million for the years ended December 31, 2001 and 2000, respectively, had the provisions of the new standard been applied as of January 1, 2000. Goodwill amortization amounted to $21 million and $13 million for the years ended December 31, 2001 and 2000, respectively. The Company tests goodwill for impairment on an annual basis as of December 31 of each year, and between the annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2002 annual impairment test, the Company determined that no impairment was needed. Goodwill, which is included in "Other assets," amounted to $105 million and $88 million at December 31, 2002 and 2001, respectively.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company's financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The disclosure requirements of the Interpretation have been incorporated in Note 18.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. The Company will implement the consolidation guidance by July 1, 2003 for VIEs with which the Company became involved prior to February 1, 2003. The Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs. Based upon its relationships with such entities, the Company believes that the implementation of the consolidation guidance will not have a material effect on the Company's consolidated financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company's investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The Company retained all liabilities associated with litigation that existed at that date or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999 (see Note 18). Reserves relating to the healthcare business include the cost of resolving litigation and certain contractual and regulatory matters, as well as estimates of other costs in connection with the disposition of the business. The Company also established reserves in connection with a medical loss ratio agreement (the "MLR Agreement"), pursuant to which the Company was required to make payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The loss the Company recorded upon the disposal of the healthcare business was reduced in each of the years ended December 31, 2002, 2001 and 2000. The reduction in 2000 was recorded upon the completion of the period covered by the MLR Agreement and took into consideration other disposal costs incurred compared with previous estimates. The reduction in 2001 was primarily attributable to the final settlement of the MLR Agreement. The reduction in 2002 was primarily the result of favorable resolution of certain legal and regulatory matters.

Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company's results of operations. Ceded premiums and benefits were $27 million and $17 million, respectively for the year ended December 31, 2002. Ceded premium and benefits for the year ended December 31, 2001 were $966 million and $827 million, respectively, and for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $45 million at December 31, 2002 and $202 million at December 31, 2001.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3. DISCONTINUED OPERATIONS (continued)



Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

                                                                                                    2002     2001     2000
                                                                                                  ----------------------------
                                                                                                         (in millions)
Web-based workplace distribution of voluntary benefits ........................................   $   (58) $   (20) $    (5)
Healthcare operations .........................................................................        71       25      121
                                                                                                  -------  -------  ----------
Income  from discontinued operations before income taxes ......................................        13        5      116
Income tax expense ............................................................................         5        2       42
                                                                                                  -------  -------  ----------
Income from discontinued operations, net of taxes .............................................   $     8  $     3  $    74
                                                                                                  =======  =======  ==========

The Company's Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $44 million and $50 million, respectively, at December 31, 2002, and $289 million and $343 million, respectively, at December 31, 2001.

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pre-tax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed
(Y)50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company's Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company's Consolidated Statements of Operations include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million for the year ended December 31, 2001. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS

Fixed Maturities and Equity Securities


The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                              2002
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   ----------    -------------     ------------   -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    8,133    $         658    $           7   $      8,784
Obligations of U.S. states and their political subdivisions ....          864              126             --              990
Foreign government bonds .......................................        1,850              346                2          2,194
Corporate securities ...........................................       71,743            5,523              527         76,739
Mortgage-backed securities .....................................        7,103              259                3          7,359
                                                                   ----------    -------------    -------------   -------------

Total fixed maturities available for sale ......................   $   89,693    $       6,912    $         539   $     96,066
                                                                   ==========    =============    =============   ============

Equity securities available for sale ...........................   $    1,736    $         145    $         141   $      1,740
                                                                   ==========    =============    =============   ============

                                                                                              2001
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   -----------   --------------   --------------  -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    7,715    $         192    $          33   $      7,874
Obligations of U.S. states and their political subdivisions ....          711               24                8            727
Foreign government bonds .......................................        1,961              199               14          2,146
Corporate securities ...........................................       68,130            2,682              898         69,914
Mortgage-backed securities .....................................        4,787              157               19          4,925
                                                                   ----------    -------------    -------------   ------------
Total fixed maturities available for sale ......................   $   83,304    $       3,254    $         972   $     85,586
                                                                   ==========    =============    =============   ============
Equity securities available for sale ...........................   $      992    $         188    $         111   $      1,069
                                                                   ==========    =============    =============   ============



The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2002, is as follows:

                                                                                                    Available for Sale
                                                                                                ----------------------------
                                                                                                 Amortized      Estimated
                                                                                                    Cost        Fair Value
                                                                                                -------------  -------------
                                                                                                       (in millions)
Due in one year or less .................................................................       $      4,731   $      4,806
Due after one year through five years ...................................................             26,271         27,471
Due after five years through ten years ..................................................             25,235         27,132
Due after ten years .....................................................................             26,353         29,298
Mortgage-backed securities ..............................................................              7,103          7,359
                                                                                                ------------   ------------
    Total ...............................................................................       $     89,693   $     96,066
                                                                                                =============  ============


Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2002, 2001 and 2000 were $0 million, $139 million and $3,266 million, respectively. Gross gains of $0 million, $0 million and $8 million were realized on prepayment of held to maturity fixed maturities during 2002, 2001 and 2000, respectively.


Proceeds from the sale of available for sale fixed maturities during 2002, 2001 and 2000 were $39,417 million, $84,629 million and $93,653 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2002, 2001 and 2000 were $11,605 million, $13,521 million and $6,318 million, respectively. Gross gains of $1,158 million, $1,270 million and $909

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

million, and gross losses of $1,213 million, $1,136 million and $1,408 million were realized on sales and prepayments of available for sale fixed maturities during 2002, 2001 and 2000, respectively.

Write-downs for impairments for fixed maturities were $664 million, $777 million and $540 million, and for equity securities were $194 million, $238 million and $34 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of "held to maturity" securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans are as follows at December 31,

                                                                                 2002                          2001
                                                                       -------------------------     -------------------------
                                                                          Amount         % of           Amount        % of
                                                                       (in millions)     Total       (in millions)     Total
                                                                       --------------    -------     --------------   --------
Collateralized loans by property type
Office buildings ....................................................  $       3,332       21.4%     $       3,548       23.5%
Retail stores .......................................................          1,993       12.8%             2,054       13.6%
Residential properties ..............................................             98        0.6%               158        1.0%
Apartment complexes .................................................          4,410       28.3%             4,203       27.8%
Industrial buildings ................................................          3,098       19.9%             2,685       17.8%
Agricultural properties .............................................          1,863       11.9%             1,908       12.6%
Other ...............................................................            798        5.1%               555        3.7%
                                                                       -------------      -----      -------------    -------
    Subtotal of collateralized loans ................................         15,592      100.0%            15,111      100.0%
                                                                                          =====                       =======
Valuation allowance .................................................           (172)                         (202)
                                                                       -------------                 -------------
Total collateralized loans ..........................................  $      15,420                 $      14,909
                                                                       =============                 =============


The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.5%) and New York (10.2%) at December 31, 2002.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

                                                                                               2002        2001        2000
                                                                                              -------     --------    --------
                                                                                                       (in millions)
Allowance for losses, beginning of year .................................................     $  202      $   225     $   221
Allowance on loans acquired from Gibraltar Life .........................................       --            739        --
Addition (release) of allowance for losses ..............................................         (1)         (24)         17
Charge-offs, net of recoveries ..........................................................        (29)        (412)        (13)
Change in foreign exchange ..............................................................       --              7        --
Destacking ..............................................................................       --           (333)       --
                                                                                              ------      -------     -------
Allowance for losses, end of year .......................................................     $  172      $   202     $   225
                                                                                              ======      =======     =======

Non-performing commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                                                       2002           2001
                                                                                                     ----------    -----------
                                                                                                          (in millions)
Non-performing commercial loans with allowance for losses ....................................       $      87     $      155
Non-performing commercial loans with no allowance for losses .................................             163            222
Allowance for losses, end of year ............................................................              (9)           (36)
                                                                                                     ---------     ----------
Net carrying value of non-performing commercial loans ........................................       $     241     $      341
                                                                                                     =========     ==========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $316 million, $407 million and $565 million for 2002, 2001 and 2000, respectively. Net investment income recognized on these loans totaled $23 million, $32 million and $37 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Other Long-term Investments

The Company's "Other long-term investments" includes investments in joint ventures and limited partnerships of $1,518 million and $1,693 million at December 31, 2002 and 2001, respectively. These investments include $681 million and $715 million in real estate related interests and $837 million and $978 million in non-real estate related interests at December 31, 2002 and 2001, respectively.

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                                        At December 31,
                                                                                                  -----------------------------
                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate ...................................................................    $      2,179    $      3,603
Investments in securities ....................................................................           2,460           1,694
Cash and cash equivalents ....................................................................             132              87
Other assets .................................................................................              76             208
                                                                                                  ------------    -------------
Total assets .................................................................................    $      4,847    $      5,592
                                                                                                  ============    ============

Borrowed funds-third party ...................................................................    $        645    $        598
Borrowed funds-Prudential Financial ..........................................................            --                 2
Other liabilities ............................................................................             561           1,399
                                                                                                  ------------    ------------
Total liabilities ............................................................................           1,206           1,999
Partners' capital ............................................................................           3,641           3,593
                                                                                                  ------------     -----------
Total liabilities and partners' capital ......................................................    $      4,847    $      5,592
                                                                                                  ============    ============
Equity in partners' capital included above ...................................................    $      1,073    $        971
Equity in limited partnership interests not included above ...................................             445             722
                                                                                                   -----------     -----------
Carrying value ...............................................................................    $      1,518    $      1,693
                                                                                                  ============    ============

                                                                                                  Years ended December 31,
                                                                                            ----------------------------------
                                                                                              2002         2001        2000
                                                                                            ---------    ---------   ---------
                                                                                                      (in millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures ....................................................   $    140     $    245    $    257
Income of other limited partnership interests ...........................................        126          142         256
Interest expense-third party ............................................................        (63)         (31)        (31)
Other expenses ..........................................................................       (159)        (251)       (226)
                                                                                            --------     --------    --------
Net earnings ............................................................................   $     44     $    105    $    256
                                                                                            ========     ========    ========

Equity in net earnings included above ...................................................   $      5     $     37    $     79
Equity in net earnings of limited partnership interests not included above ..............         12           47         108
                                                                                            --------     --------    --------
Total equity in net earnings ............................................................   $     17     $     84    $    187
                                                                                            ========     ========    ========

"Other long-term investments" includes investments in real estate, which is held through direct ownership, of $126 million and $148 million at December 31, 2002 and 2001, respectively. "Other long-term investments" also includes investments in the Company's separate accounts of $396 million and $975 million, and other miscellaneous investments of $1,411 million and $1,008 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                                                        2002           2001           2000
                                                                                      -----------   ------------   ------------
                                                                                                   (in millions)
Fixed maturities available for sale ................................................  $   5,837     $    6,826     $    5,938
Fixed maturities held to maturity ..................................................       --               12          1,028
Trading account assets .............................................................       --              294            734
Equity securities available for sale ...............................................         57             45             67
Commercial loans ...................................................................      1,244          1,432          1,370
Policy loans .......................................................................        510            522            478
Securities purchased under agreements to resell ....................................       --               11             28
Broker-dealer related receivables ..................................................       --              513          1,222
Short-term investments and cash equivalents ........................................        267            462            683
Other investment income ............................................................        182            423            484
                                                                                      ---------     ----------     ----------
Gross investment income ............................................................      8,097         10,540         12,032
Less investment expenses ...........................................................       (498)        (1,388)        (2,530)
                                                                                      ---------     ----------     ----------
Net investment income ..............................................................  $   7,599     $    9,152     $    9,502
                                                                                      =========     ==========     ==========

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2002 included in fixed maturities, commercial loans and other long-term investments totaled $19 million, $14 million and $9 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                                                             2002         2001        2000
                                                                                           -----------   --------   -----------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   (719)     $  (639)   $  (1,066)
Equity securities available for sale ....................................................      (155)        (245)         450
Commercial loans ........................................................................        10            1           (5)
Investment real estate ..................................................................     --              40           49
Joint ventures and limited partnerships .................................................        11        --             124
Derivatives .............................................................................      (292)         154          187
Other ...................................................................................       (21)          14           (5)
                                                                                           --------      -------    ---------
Realized investment losses, net .........................................................  $ (1,166)     $  (675)   $    (266)
                                                                                           ========      =======    =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6.    INVESTMENTS  (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                                                               Accumulated
                                                                                                                   Other
                                                                                                               Comprehensive
                                                                                                               Income (Loss)
                                                  Unrealized    Deferred                          Deferred     Related To Net
                                                     Gains       Policy     Future               Income Tax      Unrealized
                                                  (Losses) On  Acquisition  Policy Policyholders'(Liability)    Investment
                                                  Investments     Costs    Benefits  Dividends    Benefit     Gains (Losses)
                                                  -----------  ----------  ------- ------------ -----------   -------------
                                                                               (in millions)
Balance, December 31, 1999 .....................  $   (1,348)  $     306   $   (3)  $   --       $     385     $        (660)
Net investment gains (losses) on
  investments arising during the period ........       1,458       --        --         --            (540)              918
Reclassification adjustment for (gains)
  losses included in net income ................         621       --        --         --            (230)              391
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (356)    --         --             132              (224)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (101)      --              35               (66)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2000 .....................         731         (50)    (104)      --            (218)              359
Net investment gains (losses) on
  investments arising during the period ........         815       --        --         --            (301)              514
Reclassification adjustment for (gains)
  losses included in net income ................         865       --        --         --            (320)              545
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (270)    --         --              97              (173)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --          27       --             (10)               17
Destacking dividend to parent ..................        (156)          3     --         --              50              (103)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2001 .....................       2,255        (317)     (77)      --            (702)            1,159
Net investment gains (losses) on
  investments arising during the period ........       3,231       --        --         --          (1,162)            2,069
Reclassification adjustment for (gains)
  losses included in net income ................         844       --        --         --            (303)              541
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (195)    --         --              70              (125)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (772)      --             278              (494)
Impact of net unrealized investment (gains)
  losses on policyholders' dividends ...........      --           --        --         (1,606)        579            (1,027)
                                                  ----------   ---------   ------   ----------   ---------     -------------
Balance, December 31, 2002 .....................  $    6,330   $    (512)  $ (849)  $   (1,606)  $  (1,240)    $       2,123
                                                  ==========   =========   ======   ==========   =========     =============


The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                                                             2002          2001        2000
                                                                                           ----------    ----------   --------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   6,373     $   2,282    $   712
Equity securities .......................................................................          4            77         51
Other long-term investments .............................................................        (47)         (104)       (32)
                                                                                            --------      --------     ------
Unrealized gains on investments .........................................................  $   6,330     $   2,255    $   731
                                                                                           =========     =========    =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                                                                     2002             2001
                                                                                                -------------    -------------
                                                                                                        (in millions)
Fixed maturities available for sale ..........................................................  $      15,071    $      10,815
Trading account assets .......................................................................             68              261
Separate account assets ......................................................................          2,496            2,659
                                                                                                 ------------     ------------
Total securities pledged .....................................................................  $      17,635    $      13,735
                                                                                                =============    =============


In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $280 million and $453 million at December 31, 2002 and 2001, respectively, of which $80 million in 2002 and $223 million in 2001 had either been sold or repledged.

Assets of $223 million and $237 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $789 million and $960 million at December 31, 2002 and 2001, respectively, were held in voluntary trusts. Of these amounts, $192 million and $244 million at December 31, 2002 and 2001, respectively, related to sales practices matters described in
Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $119 million and $140 million at December 31, 2002 and 2001, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $25 million and $183 million at December 31, 2002 and 2001, respectively.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                         2002          2001           2000
                                                                                       ----------    ----------    -----------
                                                                                                   (in millions)
Balance, beginning of year .........................................................   $   5,122     $   7,063     $    7,324
Capitalization of commissions, sales and issue expenses ............................         461         1,385          1,324
Amortization .......................................................................        (647)       (1,126)        (1,096)
Change in unrealized investment gains and losses ...................................        (195)         (270)          (356)
Foreign currency translation .......................................................       --             (184)          (154)
Acquisition of subsidiary ..........................................................       --           --                 21
Destacking .........................................................................       --           (1,746)        --
                                                                                       ---------     ---------     ----------
Balance, end of year ...............................................................   $   4,741     $   5,122     $    7,063
                                                                                       =========     =========     ==========


8. POLICYHOLDERS' LIABILITIES


Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                                                                    2002             2001
                                                                                                --------------   --------------
                                                                                                        (in millions)
Life insurance ...............................................................................  $      52,610    $      51,012
Annuities ....................................................................................         13,591           13,046
Other contract liabilities ...................................................................            292              270
                                                                                                -------------    -------------
Total future policy benefits .................................................................  $      66,493    $      64,328
                                                                                                =============    =============

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Participating insurance represented 34% and 37% of domestic individual life insurance in force at December 31, 2002 and 2001, respectively, and 91%, 92% and 94% of domestic individual life insurance premiums for 2002, 2001 and 2000, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company's experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 4% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,457 million and $1,867 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2002 and 2001, respectively. The increase is largely attributable to unrealized investment gains and, consequently, is largely offset within "Accumulated other comprehensive income (loss)."

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Individual annuities .........................................................................    $      6,115    $      5,243
Group annuities ..............................................................................           1,815           1,900
Guaranteed investment contracts and guaranteed interest accounts .............................          13,982          13,031
Interest-sensitive life contracts ............................................................           3,369           3,788
Dividend accumulations and other .............................................................          11,401           9,563
                                                                                                  ------------    ------------
Policyholders' account balances ..............................................................    $     36,682    $     33,525
                                                                                                  ============    ============

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 1.7% to 16% for investment-type contracts. Less than 5% of policyholders' account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

                                                                   2002                   2001                    2000
                                                            -------------------   ---------------------    -------------------
                                                            Accident   Property   Accident    Property     Accident   Property
                                                            and        and        and         and          and        and
                                                            Health     Casualty   Health      Casualty     Health     Casualty
                                                            --------   ---------  ----------  ----------   --------   ---------
                                                                                      (in millions)
Balance at January 1 .................................      $ 1,647    $  --      $  1,701    $  1,848     $ 1,735    $ 2,409
Less reinsurance recoverables, net ...................          129       --           246         608         378        451
                                                            -------    --------   --------    --------     -------    -------

Net balance at January 1 .............................        1,518       --         1,455       1,240       1,357      1,958
                                                            -------    --------   --------    --------     -------    -------

Incurred related to:
    Current year .....................................          541       --           632       1,440         537      1,271
    Prior years ......................................          (32)      --           (45)       (113)        (22)      (150)

                                                            -------    --------   --------    --------     -------    -------
Total incurred .......................................          509       --           587       1,327         515      1,121

                                                            -------    --------   --------    --------     -------    -------

Paid related to:
    Current year .....................................          158       --           219         932         152        842
    Prior years ......................................          333       --           312         553         265        634

                                                            -------    --------   --------    --------     -------    -------
Total paid ...........................................          491       --           531       1,485         417      1,476

                                                            -------    --------   --------    --------     -------    -------
Acquisitions (dispositions) (a) ......................        --          --            15       --          --          (363)
Destacking ...........................................        --          --            (8)     (1,082)      --         --

                                                            -------    --------   --------    --------     -------    -------
Net balance at December 31 ...........................        1,536       --         1,518       --          1,455      1,240
Plus reinsurance recoverables, net ...................           24       --           129       --            246        608
                                                            -------    --------   --------    --------     -------    -------
Balance at December 31 ...............................      $ 1,560    $  --      $  1,647    $  --        $ 1,701    $ 1,848
                                                            =======    ========   ========    ========     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company.

The accident and health reinsurance recoverable balance at December 31, 2002, 2001 and 2000 includes $9 million, $117 million and $239 million, respectively, attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment expenses for accident and health related to prior years were primarily due to long-term disability claim termination experience.

9. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization included in the Closed Block, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. During the first quarter of 2002, the Company completed a GAAP and statutory reconciliation of the assets and liabilities allocated to the Closed Block and the amounts reported as Closed Block assets and liabilities at December 31, 2001. As a result of this reconciliation, it was determined that additional net assets of $94 million on a GAAP basis should have been included in the Closed Block. Such assets were reclassified to the Closed Block during the first quarter of 2002. The statutory amounts were unaffected.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income (loss)") represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2002, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $1,606 million at December 31, 2002, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in "Accumulated other comprehensive income (loss)."

On December 11, 2002 and November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million and $104 million reduction of the liability for policyholder dividends recognized in the years ended December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

                                                                                          2002                 2001
                                                                                    ----------------      ---------------
                                                                                               (in millions)
 Closed Block Liabilities
     Future policy benefits ...................................................     $         48,247      $       47,239
     Policyholders' dividends payable .........................................                1,151               1,171
     Policyholder dividend obligation .........................................                1,606               --
     Policyholders' account balances ..........................................                5,481               5,394
     Other Closed Block liabilities ...........................................                9,760               4,603
                                                                                    ----------------      --------------
        Total Closed Block Liabilities ........................................               66,245              58,407
                                                                                    ----------------      --------------

 Closed Block Assets
     Fixed maturities:
        Available for sale, at fair value .....................................               42,402              37,933
     Equity securities, available for sale, at fair value .....................                1,521                 584
     Commercial loans .........................................................                6,457               5,572
     Policy loans .............................................................                5,681               5,758
     Other long-term investments ..............................................                1,008               1,018
     Short-term investments ...................................................                2,374               1,627
                                                                                    ----------------      --------------
        Total investments .....................................................               59,443              52,492
     Cash and cash equivalents ................................................                2,526               1,810
     Accrued investment income ................................................                  715                 716
     Other Closed Block assets ................................................                  528                 635
                                                                                    ----------------      --------------

        Total Closed Block Assets .............................................               63,212              55,653
                                                                                    ----------------      --------------

 Excess of reported Closed Block Liabilities over Closed Block Assets .........                3,033               2,754
 Portion of above representing accumulated other comprehensive income:
        Net unrealized investment gains .......................................                2,720                 780
        Allocated to policyholder dividend obligation .........................               (1,606)              --
                                                                                    ----------------      --------------

 Future earnings to be recognized from Closed Block Assets and Closed Block
   Liabilities ................................................................     $          4,147      $        3,534
                                                                                    ================      ==============


Information regarding the policyholder dividend obligation is as follows:

                                                                                            2002
                                                                                      ----------------
                                                                                       (in millions)
 Balance, January 1, 2002 ..........................................................  $           --
 Impact on income before gains allocable to policyholder dividend obligation .......              --
 Net investment gains ..............................................................              --
 Unrealized investment gains .......................................................             1,606
                                                                                      ----------------
 Balance, December 31, 2002 ........................................................   $         1,606
                                                                                      ================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block revenues and benefits and expenses for the year ended December 31, 2002 and the period from the date of demutualization through December 31, 2001 were as follows:


                                                                                                               December 18, 2001
                                                                                                                    through
                                                                                                  2002         December 31, 2001
                                                                                             ----------------  ------------------
                                                                                                        (in millions)

 Revenues
     Premiums ...........................................................................    $      4,022        $        293
     Net investment income ..............................................................           3,333                 129
     Realized investment gains (losses), net ............................................            (521)                 24
     Other income .......................................................................              68                   3
                                                                                             ------------        ------------
        Total Closed Block revenues .....................................................           6,902                 449
                                                                                             ------------        ------------
 Benefits and Expenses
     Policyholders' benefits ............................................................           4,310                 288
     Interest credited to policyholders' account balances ...............................             139                   5
     Dividends to policyholders .........................................................           2,506                 100
     General and administrative expenses ................................................             801                  33
                                                                                             ------------        ------------
        Total Closed Block benefits and expenses ........................................           7,756                 426
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses, before income taxes ..            (854)                 23
                                                                                             ------------        ------------
 Income tax expense (benefit) ...........................................................            (147)                  2
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses and income taxes ......    $       (707)       $         21
                                                                                             ============        ============


10.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.


The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A. and Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                                                                        2002          2001            2000
                                                                                      ---------    -----------     ----------
                                                                                                   (in millions)
Direct premiums .................................................................     $   8,054    $    13,066     $   10,686
    Reinsurance assumed .........................................................           154             95             86
    Reinsurance ceded ...........................................................          (838)          (684)          (591)
                                                                                      ---------    -----------     ----------
Premiums ........................................................................     $   7,370    $    12,477     $   10,181
                                                                                      =========    ===========     ==========
Policyholders' benefits ceded ...................................................     $     773    $       845     $      642
                                                                                      =========    ===========     ==========

"Premiums" includes affiliated reinsurance assumed of $104 million and affiliated reinsurance ceded of $(162) million for the year ended December 31, 2002. Affiliated policyholders' benefits ceded were $54 million for the year ended December 31, 2002.

Reinsurance recoverables, included in "Other assets" and "Due from parent and affiliates" at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Life insurance ..................................................................                 $      1,031    $      1,019
Other reinsurance ...............................................................                           71              84
                                                                                                  -------------    ------------
Total reinsurance recoverable ...................................................                 $      1,102    $      1,103
                                                                                                  =============   =============

Reinsurance recoverables included in "Other assets" are $695 million and $794 million at December 31, 2002 and 2001, respectively. Three major reinsurance companies account for approximately 70% of the reinsurance recoverable at December 31, 2002. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in "Due from parent and affiliates" are $407 million and $309 million at December 31, 2002 and 2001, respectively. Reinsurance payables included in "Due to parent and affiliates" are $169 million and $128 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                                                                                             2002        2001
                                                                                                          ----------- ------------
                                                                                                               (in millions)
   Commercial paper ............................................................................          $    1,265  $     3,022
   Notes payable ...............................................................................                  30           61
   Current portion of long-term debt ...........................................................                 638          754
                                                                                                          ----------  -----------
   Total short-term debt .......................................................................          $    1,933  $     3,837
                                                                                                          ==========  ===========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.3% and 4.6% at December 31, 2002 and 2001, respectively. The current portion of long-term debt at December 31, 2002 includes $300 million of surplus notes due in 2003.

At December 31, 2002, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2002 and 2001, a portion of commercial paper borrowings were supported by $2,500 million and $4,000 million of the Company's existing lines of credit, respectively. At December 31, 2002 and 2001, the weighted average maturity of commercial paper outstanding was 19 and 21 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:


     Description                                                        Maturity Dates       Rate             2002          2001
     --------------------------------------------------------------     ---------------   -------------  -----------  -------------
                                                                                                                (in millions)
     Fixed rate notes
         U.S. Dollar ..............................................          2003-2023      5.97%-7.30%   $    1,002    $     1,066
     Floating rate notes ("FRNs")
         U.S. Dollar ..............................................          2003-2004             (a)           399            591
         Canadian Dollar ..........................................               2003             (b)           --              80
     Surplus notes ................................................          2003-2025             (c)           690            989
                                                                                                          ----------    -----------
     Total long-term debt .........................................                                       $    2,091    $     2,726
                                                                                                          ==========    ===========


(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002 and 2.07% to 6.99% in 2001.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. The interest rate ranged from 6.00% to 6.84% in 2001.

(c) The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2002 and 6.875% to 8.30% in 2001.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2002 and 2001, the Company was in compliance with all debt covenants.


Payment of interest and principal on the surplus notes issued after 1993, of which $690 million was outstanding at December 31, 2002 and 2001, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2002, the Company has met these statutory capital requirements.


In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, was a decrease of $30 million in interest expense for the year ended December 31, 2002. Floating rates are determined by contractual

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT (continued)

formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.


Interest expense for short-term and long-term debt was $220 million, $641 million and $1,056 million, for the years ended December 31, 2002, 2001 and 2000, respectively.



12.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career.


The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                                                                                              Other
                                                                         Pension Benefits            Postretirement Benefits
                                                                   -----------------------------    ---------------------------
                                                                       2002             2001             2002         2001
                                                                   --------------    ------------      ----------  -----------
                                                                                         (in millions)
 Change in benefit obligation
 Benefit obligation at the beginning of period .............       $    (5,851)    $     (5,461)       $ (2,027)   $   (1,996)
 Service cost ..............................................              (138)            (167)            (13)          (18)
 Interest cost .............................................              (434)            (431)           (148)         (150)
 Plan participants' contributions ..........................              --               --                (8)           (8)
 Amendments ................................................              (218)               6             141          --
 Acquisitions ..............................................              --               (765)           --            --
 Annuity purchase ..........................................                68              232            --            --
 Actuarial (losses), net ...................................              (409)            (510)           (380)          (77)
 Contractual termination benefits ..........................                (1)              (1)           --            --
 Transfers to destacked subsidiaries .......................                49             --              --            --
 Benefits paid .............................................               388              462             160           152
 Foreign currency changes ..................................              --                 28            --               1
 Transfer from postemployment benefits .....................              --               --               (95)         --
 Destacking ................................................              --                756            --              69
                                                                   -----------     ------------        --------    ----------

 Benefit obligation at end of period .......................       $    (6,546)    $     (5,851)       $ (2,370)   $   (2,027)
                                                                   ===========     ============        ========    ==========

 Change in plan assets
 Fair value of plan assets at beginning of period ..........       $     8,628     $     10,356        $  1,343    $    1,560
 Actual return on plan assets ..............................              (364)          (1,114)            (37)          (82)
 Annuity purchase ..........................................               (68)            (232)           --            --
 Employer contributions ....................................                29               81               3             9
 Plan participants' contributions ..........................              --               --                 8             8
 Benefits paid .............................................              (388)            (462)           (160)         (152)
 Destacking ................................................              --                 (1)           --            --
                                                                   -----------     ------------        --------    ----------

 Fair value of plan assets at end of period ................       $     7,837     $      8,628        $  1,157    $    1,343
                                                                   ===========     ============        ========    ==========
 Funded status
 Funded status at end of period ............................       $     1,291     $      2,777        $ (1,213)   $     (684)
 Unrecognized transition (asset) liability .................              (130)            (236)             15           159
 Unrecognized prior service costs ..........................               230               42             (10)            1
 Unrecognized actuarial (gains) losses, net ................             1,366             (351)            372          (169)
 Effects of fourth quarter activity ........................                 6                6               2             1
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========

 Amounts recognized in the Statements of Financial Position
 Prepaid benefit cost ......................................       $     3,082     $      2,570        $   --      $     --
 Accrued benefit liability .................................              (371)            (379)           (834)         (692)
 Intangible asset ..........................................              --                  2            --            --
 Accumulated other comprehensive income ....................                52               45            --            --
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========


The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $456 million, $379 million and $0 million, respectively, at September 30, 2002 and $461 million, $379 million and $0 million, respectively, at September 30, 2001.


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,385 million and $6,867 million are included in Separate Account assets and liabilities at September 30, 2002 and 2001, respectively.


In 2002 and 2001, the pension plan purchased annuity contracts from Prudential Insurance for $68 million and $232 million, respectively. The approximate future annual benefit payment for the annuity contracts was $20 million and $14 million in 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



The benefit obligation for pensions increased by a total of $218 million in the year 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities Incorporated cash balance feature, which increased the amount of earnings considered pensionable. The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $347 million and $395 million of Company insurance policies at September 30, 2002 and 2001, respectively.

The benefit obligation for other postretirement benefits decreased by $141 million in the year 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits. The benefit obligation for other postretirement benefits was not affected by amendments in 2001.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              Other
                                                                              Pension Benefits       Postretirement Benefits
                                                                            ----------------------   ------------------------
                                                                            2002     2001    2000     2002     2001     2000
                                                                            -----    -----   -----   -------   ------   -----
                                                                                              (in millions)
Components of net periodic (benefit) cost
Service cost ..................................................             $138     $167    $140    $   13    $  18    $  29
Interest cost .................................................              434      431     427       148      150      150
Expected return on plan assets ................................             (908)    (880)   (799)     (115)    (134)    (133)
Amortization of transition amount .............................             (107)    (106)   (106)       14       17       36
Amortization of prior service cost ............................               30       12      47      --       --       --
Amortization of actuarial net (gain) ..........................              (47)     (85)    (77)       (8)     (16)     (24)
Contractual termination benefits ..............................                1        4       6      --       --       --
                                                                            ----     ----    ----    ------    -----    -----
Net periodic (benefit) cost ...................................            $(459)   $(457)  $(362)   $   52    $  35    $  58
                                                                            ====     ====    ====    ======    =====    =====


The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:










                                                               Pension Benefits                Other Postretirement Benefits
                                                       ----------------------------------  ----------------------------------------
                                                         2002        2001        2000         2002          2001           2000
                                                       ----------  ---------- -----------  ------------  ------------   -----------
 Weighted-average assumptions
 Discount rate (beginning of period) .................     7.25%       7.75%       7.75%         7.25%         7.75%         7.75%
 Discount rate (end of period) .......................     6.50%       7.25%       7.75%         6.50%         7.25%         7.75%
 Rate of increase in compensation levels (beginning
   of period) ........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Rate of increase in compensation levels (end of
   period) ...........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Expected return on plan assets (beginning of
   period) ...........................................     9.50%       9.50%       9.50%         9.00%         9.00%         9.00%
 Health care cost trend rates ........................    --          --          --       6.40-10.00%    6.76-8.76%    7.10-9.50%
 Ultimate health care cost trend rate after
   gradual decrease until 2006 .......................    --          --          --             5.00%         5.00%         5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)


The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

The expected rates of return for 2003 for pension benefits and other postretirement benefits are 8.75% and 7.75%, respectively.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:



                                                                                                      Other
                                                                                               Postretirement Benefits
                                                                                               -----------------------
                                                                                                        2002
                                                                                                 -------------------
                                                                                                  (in millions)
 One percentage point increase
 Increase in total service and interest costs ..............................................     $          12
 Increase in postretirement benefit obligation .............................................               176

 One percentage point decrease
 Decrease in total service and interest costs ..............................................     $          10
 Decrease in postretirement benefit obligation .............................................               152

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2002 and 2001, was $84 million and $183 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 4% and 3% of annual salary for 2002, 2001 and 2000, respectively. The matching contributions by the Company included in "General and administrative expenses" were $55 million, $72 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                                 2002         2001        2000
                                                                               --------     --------    --------
                                                                                          (in millions)
Current tax expense (benefit)
    U.S.....................................................................   $    231     $ (1,014)   $    364
    State and local.........................................................         18           57          31
    Foreign.................................................................          4           43          41
                                                                               --------     --------    --------
    Total...................................................................        253         (914)        436
Deferred tax expense (benefit)
    U.S.....................................................................       (221)         765         (86)
    State and local.........................................................        (22)         (73)        (37)
    Foreign.................................................................       --            171          95
                                                                               --------     --------    --------
    Total...................................................................       (243)         863         (28)
                                                                               --------     --------    --------
Total income tax expense (benefit)..........................................   $     10     $    (51)   $    408
                                                                               ========     ========    ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
13. INCOME TAXES (continued)



The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                                                                2002        2001       2000
                                                                                               -------    ---------   --------
                                                                                                       (in millions)
Expected federal income tax expense (benefit)...........................                       $    1     $    (70)   $   256
Non-taxable investment income ..........................................                          (67)         (63)        (5)
Change in valuation allowance ..........................................                           22           17         14
State and local income taxes ...........................................                           (5)         (12)        (4)
Non-deductible expenses ................................................                            1          241         31
Equity tax .............................................................                         --           (200)       100
Other ..................................................................                           58           36         16
                                                                                               ------     --------    -------
    Total income tax expense (benefit)..................................                       $   10     $    (51)   $   408
                                                                                               ======     ========    =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                                                       2002           2001
                                                                                                    ----------     ----------
                                                                                                          (in millions)
Deferred tax assets
    Insurance reserves .................................................                            $    1,453     $    1,185
    Policyholder dividends .............................................                                   789            231
    Investments ........................................................                                   369             60
    Net operating and capital loss carryforwards........................                                   165             51
    Litigation related reserves ........................................                                    85             84
                                                                                                    ----------     ----------

    Deferred tax assets before valuation allowance .....................                                 2,861          1,611
    Valuation allowance ................................................                                   (47)           (25)
                                                                                                    ----------     ----------

    Deferred tax assets after valuation allowance ......................                                 2,814          1,586
                                                                                                    ----------     ----------
Deferred tax liabilities
    Net unrealized investment gains ....................................                                 2,309            845
    Deferred policy acquisition costs ..................................                                 1,046          1,212
    Employee benefits ..................................................                                   802            740
    Depreciation .......................................................                                    62             40
    Other ..............................................................                                   509            378
                                                                                                    ----------     ----------

    Deferred tax liabilities ...........................................                                 4,728          3,215
                                                                                                    ----------     ----------
Net deferred tax liability .............................................                            $   (1,914)    $   (1,629)
                                                                                                    ==========     ==========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, respectively, the Company had federal net operating and capital loss carryforwards of $300 million and $61 million, which expire between 2007 and 2018. At December 31, 2002 and 2001, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,747 million and $1,867 million, which expire between 2005 and 2022.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992, as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14.    STOCKHOLDER'S EQUITY


Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was a deficit of $(420) million at December 31, 2002. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY (continued)

before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.


Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(490) million, $(896) million and $149 million for the years ended December 31, 2002, 2001 and 2000, respectively. Statutory capital and surplus of Prudential Insurance amounted to $5,699 million and $6,420 million at December 31, 2002 and 2001, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.    RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $527 million for the year ended December 31, 2002 and are recorded as a reduction to the Company's "General and administrative expenses."

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in "Commissions and other income" were $231 million for the year ended December 31, 2002 related primarily to compensation for the sale of affiliates' products through the Company's distribution network. The amounts due to the Company under such agreements were $208 million and $189 million at December 31, 2002 and 2001, respectively, and are included in "Due from parent and affiliates."

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $195 million in "Net investment income" and $101 million in "General and administrative expenses" for the year ended December 31, 2002. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements, as well as federal income tax payments made by Prudential Financial on the Company's behalf, were $25 million and $235 million at December 31, 2002 and 2001, respectively, and are included in "Due to parent and affiliates."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
15. RELATED PARTY TRANSACTIONS (continued)

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Affiliated notes receivable included in "Due from parent and affiliates" at December 31, are as follows:

                                                                           Maturity
    Description                                                             Dates           Rate           2002           2001
   --------------------------------------------------------------------- -------------   ------------  -------------  ------------
                                                                                                              (in millions)
    U.S. Dollar floating rate notes (a) ................................    2003-2005    1.60% - 7.72% $      2,150  $      2,590
    U.S. Dollar fixed rate note ........................................         2004            4.56%           20            --
    Japanese Yen fixed rate note .......................................         2008    1.92% - 2.17%          624           565
    Great Britain Pound floating rate note .............................         2004    2.99% - 6.12%           85            77
                                                                                                       ------------  ------------
    Total long-term notes receivable - affiliated (b) ..................                                      2,879         3,232
    Short-term notes receivable - affiliated (c) .......................                                      1,025         2,016
                                                                                                       ------------  ------------
    Total notes receivable - affiliated ................................                               $      3,904  $      5,248
                                                                                                       ============  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2002 and $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 1.82% at December 31, 2002 and 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $4 million at December 31, 2002 and 2001, and is included in "Due from parent and affiliates."

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. At December 31, 2002, "Cash and cash equivalents" included $170 million associated with these transactions.

Revenues related to lending activities to affiliates were $28 million in "Net investment income" and $82 million in "Commissions and other income" for the year ended December 31, 2002.

Derivatives

Prudential Global Funding, Inc., a wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in "Trading account assets" were $342 million and $273 million at December 31, 2002 and 2001, respectively. Affiliated derivative liabilities included in "Due to parent and affiliates" were $56 million and $65 million at December 31, 2002 and 2001, respectively.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16.    FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
16. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.


Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.


Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.


Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company's financial instruments where the carrying amounts and estimated fair values differ at December 31,


                                                                                  2002                         2001
                                                                        --------------------------   --------------------------
                                                                        Carrying       Estimated     Carrying      Estimated
                                                                          Amount      Fair Value       Amount      Fair Value
                                                                        -----------   ------------   -----------  -------------
                                                                                            (in millions)
Commercial loans ..............................................         $   15,420     $   17,276    $   14,909   $     15,568
Policy loans ..................................................              8,094          9,916         7,930          8,867
Notes receivable - affiliated .................................              3,904          3,941         5,248          5,299
Investment contracts ..........................................             28,722         29,615        25,814         26,346
Short-term and long-term debt .................................              4,024          4,293         6,563          6,705


17.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments


Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)


Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity was exited in connection with the restructuring of Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
17. DERIVATIVE INSTRUMENTS (continued)

Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                                                    (in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of
SFAS No. 133 at January 1, 2001 ...........................................................            $       8
Net deferred losses on cash flow hedges from January 1 to December 31, 2001 ...............                    3
Amount reclassified into current period earnings ..........................................                  (18)
Destacking ................................................................................                   15
                                                                                                       ---------
Balance, December 31, 2001 ................................................................                    8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002 ................                   79
Amount reclassified into current period earnings ..........................................                  (30)
                                                                                                       ---------
Balance, December 31, 2002 ................................................................            $      57
                                                                                                       =========


It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2003 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 6 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)" were losses of $32 million in 2002, gains of $75 million in 2001 and gains of $88 million in 2000.

For the years ended December 31, 2002 and 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2002, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11, and future minimum lease payments under non-cancelable operating leases:


                                      Short-term and        Operating
                                      Long-term Debt         Leases
                                      --------------     -------------
                                               (in millions)
     2003 ........................    $        1,933     $         105
     2004 ........................               454                92
     2005 ........................                58                78
     2006 ........................                63                68
     2007 ........................               250                57
     Beyond 2007 .................             1,266               133
                                      --------------     -------------
     Total .......................    $        4,024     $         533
                                      ==============     =============

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2002, 2001 and 2000 was $69 million, $520 million and $498 million, respectively, excluding expenses relating to the Company's healthcare business.

Commitments include commitments to originate and sell mortgage loans and commitments to fund investments in private placement securities and limited partnerships. These commitments amounted to $1,298 million at December 31, 2002.

A number of guarantees provided by the Company relate to sales or transfers of real estate, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company's maximum potential exposure under these guarantees was $767 million at December 31, 2002. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2002, no amounts were accrued as a result of the Company's assessment that it is unlikely payments will be required.

Certain contracts underwritten by the Company's guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2002, such contracts in force carried a total guaranteed value of $648 million.

The Company had accrued a liability of $4 million at December 31, 2002 related to other financial guarantees and indemnity arrangements with maximum potential payments of $43 million.


Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company has resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. The Company believes that its reserves related to sales practices, at December 31, 2002, are adequate.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. A motion to dismiss the amended complaint in the subscriber action was granted in part and denied in part and an interlocutory appeal of the remaining claims was denied. A motion to dismiss the amended complaint in the provider action remains pending. In September 2002, the court denied plaintiffs' motion for class certification in the subscriber action and granted plaintiffs' motion for certification of a nationwide class of providers. The Company has appealed the certification of the provider class to the United States Court of Appeals for the Eleventh Circuit.


The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     PART C:

                                OTHER INFORMATION

Item 27.   EXHIBITS

      Exhibit number                   Description of Exhibit

            (a)   Board of Directors Resolution:

                  (i) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 3)

            (b)   Not Applicable.

            (c)   Underwriting Contracts:

                  (i) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 4)

                  (ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note
                              3)

                  (iii)       Schedules of Sales Commissions. (Note 4)

            (d)   Contracts:

                  (i)         Variable Appreciable Life Insurance Contracts:
                              (Note 4)

                              (a) With fixed death benefit for use in New Jersey and domicile approval states.

                              (b) With variable death benefit for use in New Jersey and domicile approval states.

                              (c)   With fixed death benefit for use in
                                    non-domicile approval states.

                              (d)   With variable death benefit for use in
                                    non-domicile approval states.

                  (ii)        Rider for Insured's Waiver of Premium Benefit.
                              (Note 4)

                  (iii)       Rider for Applicant's Waiver of Premium Benefit.
                              (Note 4)

                  (iv)        Rider for Insured's Accidental Death Benefit.
                              (Note 4)

                  (v) Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)

                  (vi) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)

                  (vii)       Rider for Interim Term Insurance Benefit. (Note 4)

                  (viii) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)

                  (ix) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)

                  (x) Rider for Level Term Insurance Benefit on Dependent Children. (Note 4)

                  (xi) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 4)

                  (xii) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 4)

                  (xiii)      Endorsement defining Insured Spouse. (Note 4)

                  (xiv) Rider covering lack of Evidence of Insurability on a Child. (Note 4)

                  (xv)        Rider modifying Waiver of Premium Benefit. (Note
                              4)

                  (xvi)       Rider to terminate a Supplementary Benefit. (Note
                              4)

                  (xvii) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)

                  (xviii) Rider to provide for exclusion of Aviation Risk. (Note 4)

                  (xix) Rider to provide for exclusion of Military Aviation Risk. (Note 4)

                  (xx)        Rider to provide for exclusion for War Risk. (Note
                              4)

                  (xxi)       Rider to provide for Reduced Paid--up Insurance.
                              (Note 4)

                  (xxii)      Rider providing for Option to Exchange Policy.
                              (Note 4)

                  (xxiii) Endorsement defining Ownership and Control of the Contract. (Note 4)

                  (xxiv)      Rider providing for Modification of
                              Incontestability and Suicide Provisions. (Note 4)

                  (xxv) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 4)

                  (xxvi) Endorsement issued in connection with Smoker Qualified Contracts. (Note 4)

                  (xxvii)     Home Office Endorsement. (Note 4)

                  (xxviii) Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 4)

                  (xxix) Endorsement showing Basis of Computation for Smoker Contracts. (Note 4)

                  (xxx) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note
                              4)

                  (xxxi) Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 4)

                  (xxxii) Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 4)

                  (xxxiii)    Living Needs Benefit Rider:

                              (a)   for use in Florida. (Note 4)

                              (b) for use in all approved jurisdictions except Florida and New York. (Note 4)

                              (c)   for use in New York. (Note 4)

                  (xxxiv) Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 4)

                  (xxxv) Rider for Level Term Insurance Benefit on Life of Insured--Premium Increases Annually. (Note 4)

                  (xxxvi) Rider for Term Insurance Benefit on Life of Insured--Decreasing Amount. (Note 4)

                  (xxxvii)    Rider for a Level Premium Option. (Note 4)

                  (xxxviii)   Payment of Unscheduled Premium Benefit (Note 4)

                  (xxxix) Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 4)

                  (xl)        Endorsement altering the Assignment provision.
                              (Note 2)

                  (xli) Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 5)

                  (xlii) Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 5)

                  (xliii) Rider for Level Term Insurance Benefit on Life of Insured--Premium Increases Annually (Note 5)

                  (xliv) Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 5)

                  (xlv) Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 5)

                  (xlvi) Endorsement for altering List of Investment Options. (Note 7)

            (e)   Application:

                  (i)         Application Form. (Note 6)

                  (ii) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

            (f)   Depositor's Certificate of Incorporation and By-Laws:

                  (i) Charter of The Prudential Insurance Company of America, as amended February 14, 2003. (Note 8)

                  (ii) By-laws of The Prudential Insurance Company of America, as amended February 14, 2002. (Note 8)

            (g)   Not Applicable.

            (h)   None.

            (i)   Administrative Contracts:


                  (i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 1)


            (j)   Not applicable.

            (k) Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)


            (l) Opinion of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administration procedures. (Note 1)


            (m)   Calculation. (Note 1)

            (n)   Not applicable.

            (o)   None.

            (p)   Not applicable.

            (q)   Redeemability Exemption:

                  (i) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 4)

----------

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed February 15, 1995.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement filed May 1, 1995.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 28, 1997.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed December 26, 1996.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed April 19, 1999.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed April 26, 2000.


(Note 8) Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of The Prudential Variable Contract Account GI-2.


Item 28.   Directors and Major Officers of Prudential

      The directors and major officers of Prudential, listed with their principal occupations and principal business addresses, are shown below.

                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW--Director since 1994 (current term expires June, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Business consultant since 1987. Mr. Agnew is also the director of Bausch & Lomb, Inc. Age
68. Address: 751 Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER--Director since 1994 (current term expires June, 2003). Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 67. Address: 751 Broad Street, Newark, NJ 07102-3777.

GILBERT F. CASELLAS--Director since 1998 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP, 1998 to 1999. Age 50. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Audit Committee. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Mr. Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson. Age 60. Address: Address: 751 Broad Street, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. President and Chief Financial Officer of Ford Automotive Group, since 2002. Mr. Gilmour is also the director of Whirlpool Corporation, and DTE Energy Company. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires June, 2003). Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer of The College Fund/UNCF since 1991. Mr. Gray is also the director of JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Age 61.
Address: 751 Broad Street, Newark, NJ 07102-3777.

JON F. HANSON--Director since 1991 (current term expires June, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. Chairman of The Hampshire Company since 1976. Mr. Hanson is also the director of CD&L, Inc., HealthSouth Corp., and Pascack Community Bank. Age 66. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H. HINER--Director since 1997 (current term expires June, 2003). Member, Committee on Business Ethics; Member, Compensation Committee. Chairman and Chief Executive Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also the director of Dana Corporation. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J. HORNER--Director since 1994 (current term expires June, 2003). Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, at The Brookings Institute since 1993. Ms. Horner is also the director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 61.
Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires June, 2003). Chairman, Investment Committee; Chairman, Committee on Finance & Dividends; Member, Executive Committee. Chemical Bank Chairman's Professor of Economics, Princeton University, since 1988. Professor Malkiel is also the director of BKF Capital. Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires June, 2003). Member, Audit Committee. Principal of Microleasing, LLC since 2001. Chairman of the Volkhov International Business Incubator from 1995 to 2002. Principal of Investment Strategies International from 1994 to 2000. Age 68. Address: Address:
751 Broad Street, Newark, NJ 07102-3777.

RICHARD M. THOMSON--Director since 1976 (current term expires June, 2003). Chairman, Executive Committee; Chairman, Compensation Committee Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Mr. Thomson is also the director of INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES A. UNRUH--Director since 1996 (current term expires June, 2003). Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN NESS--Director since 1990 (current term expires June, 2003). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Mr. Van Ness is also the director of Jersey Central Power & Light Company. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994 (current term expires June, 2003). Mr. Ryan is also the director of Regeneron Pharmaceuticals. Age 60. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA--Chief Executive Officer, Insurance Division, of The Prudential Insurance Company of America since 2002. Executive Vice President from 2000 to 2002. Senior Vice President From January 2000 to March 2000. Prior to joining The Prudential Insurance Company of America, Ms. Banta was an independent consultant until 1999. Age 52. Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER--Vice Chairman, Financial Management of The Prudential Insurance Company of America, in 2002. Chief Financial Officer, Executive Vice President, Corporate Governance, Executive Vice President, Financial Management, and Vice Chairman, Financial Management, since 1995. Age 50. Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN--Executive Vice President of The Prudential Insurance Company of America since 1997. Age 56. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of Prudential since 1997. Age 54. Address: 751 Broad Street, Newark, NJ 07102-3777.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000. Vice President and Treasurer from 1995 to 2000. Age 46. Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M. LIFTIN--Senior Vice President and General Counsel of The Prudential Insurance Company of America since 1998. Age 59. Address: 751 Broad Street, Newark, NJ 07102-3777.

ANTHONY S. PISZEL--Senior Vice President and Controller of The Prudential Insurance Company of America since 2000. Vice President and Controller from 1998 to 2000. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR--Senior Vice President of The Prudential Insurance Company of America since June 2002. Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services from 1998 to 2000. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON--Vice President and Secretary of The Prudential Insurance Company of America since 2002. Associate General Counsel and Assistant Secretary of Becton, Dickinson and Company from 2001 to 2002. Vice President and Corporate Secretary, Honeywell International, Inc. from 1997 to 2001. Age 48. Address: 751 Broad Street, Newark, NJ 07102-3777.


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

      See Annual Report on Form NSAR of The Prudential Life Insurance Company of America, file No. 811-05466 filed February 28, 2002.

Item 30. Indemnification

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

      New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII,
      Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (3 B) to Form S-1, Registration No. 33-20083-01, filed April 25, 2002 on behalf of The Prudential Variable Contract Real Property Account.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

      Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

             DIRECTORS AND OFFICERS OF PRUCO SECURITIES CORPORATION
                                   ("PRUSEC")

Name and Principal
Business Address                   Position and Office With Depositor
------------------------------     ---------------------------------------------
John Green (Note 1)                Chairman of Board of Directors
Kevin B. Frawley (Note 1)          Director
James J. Avery, Jr (Note 1)        Director
John Gordon (Note 1)               President, Director, Chief Operating Officer
David R. Odenath (Note 3)          Director
John M. Howard (Note 1)            Director & Vice President
Clifford E. Kirsch (Note 1)        Chief Legal Officer Secretary
Margaret M. Deverell (Note 3)      Comptroller Chief Financial Officer
Maryanne Ryan (Note 2)             Vice President Anti-Money Laundering Officer
Patrick L. Hynes (Note 5)          Vice President
Page H. Pennell (Note 2)           Chief Compliance Officer & Vice President
Priscilla Myers (Note 1)           Vice President
Andrew Varley (Note 1)             Vice President
Michele Talafha (Note 4)           Assistant Vice President
C. Edward Chaplin (Note 2)         Treasurer
Martin Chotiner (Note 1)           Assistant Comptroller
Raymond H. Goslin (Note 1)         Assistant Comptroller
Janice Pavlou (Note 1)             Assistant Comptroller
Paul F. Blinn (Note 1)             Assistant Treasurer
Kathleen C. Hoffman (Note 2)       Assistant Treasurer
Robert Montellione (Note 1)        Assistant Treasurer
Patricia Christian (Note 2)        Assistant Secretary
Mary Jo Reich (Note 1)             Assistant Secretary
Thomas Castano (Note 1)            Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102

(Note 2) 751 Broad Street, Newark, NJ 07102

(Note 3) 100 Mulberry Street, Newark, NJ 07102

(Note 4) 199 Water Street, New York, NY 10292

(Note 5) One New York Plaza, 11th Floor, New York, NY 10292

      Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than: (1) 50% of the Scheduled Premiums for the first year; (2) 6% of the Scheduled Premiums for the second through 10th years; and (3) 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year.

      Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

      Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

      The Depositor, The Prudential Life Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      The Principal Underwriter, Pruco Securities Corporation, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services


      Not Applicable.


Item 34. Representation of Reasonableness of Fees

      The Prudential Life Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 30th day of April, 2003.


(Seal)             The Prudential Variable Appreciable Account
                                  (Registrant)

                 By: The Prudential Insurance Company of America
                                   (Depositor)


Attest: /s/ Thomas C. Castano                   By: /s/ Andrew J. Mako
       -----------------------------               -----------------------------
            Thomas C. Castano                       Andrew J. Mako
            Assistant Secretary                     President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 30th day of April, 2003.

               Signature and Title
               -------------------

/s/ *
-------------------------------------------------
Arthur F. Ryan
Chairman of the Board, President, and Chief
Executive Officer

/s/ *
-------------------------------------------------
Anthony S. Piszel
Vice President and Controller

/s/ *
-------------------------------------------------
Richard J. Carbone
Senior Vice President and Chief Financial Officer

/s/ *                                                *By: /s/ Thomas C. Castano
-------------------------------------------------         ---------------------
Franklin E. Agnew                                         Thomas C. Castano
Director                                                  (Attorney-in-Fact)

/s/ *
-------------------------------------------------
Frederic K. Becker
Director

/s/ *
-------------------------------------------------
Gilbert F. Casellas
Director

/s/ *
-------------------------------------------------
James G. Cullen
Director

/s/ *
-------------------------------------------------
Allan D. Gilmour
Director

/s/ *
-------------------------------------------------
William H. Gray, III
Director

/s/ *
-------------------------------------------------
Jon F. Hanson
Director

/s/ *
-------------------------------------------------
Glen H. Hiner, Jr.
Director

/s/ *
-------------------------------------------------
Constance J. Horner
Director

/s/ *
-------------------------------------------------
Burton G. Malkiel
Director

/s/*                                                  *By: /s/ Thomas C. Castano
-------------------------------------------------          ---------------------
Ida F.S. Schmertz                                          Thomas C. Castano
Director                                                   (Attorney-in-Fact)

/s/ *
-------------------------------------------------
Richard M. Thomson
Director

/s/ *
-------------------------------------------------
James A. Unruh
Director

/s/ *
-------------------------------------------------
Stanley C. Van Ness
Director

                                  EXHIBIT INDEX

Opinion and Consent of Clifford E. Kirsch, Esq. As to the legality of       C-XX
the securities being registered.

Opinion of Pamela A. Schiz, FSA, MAAA, as to actuarial matters              C-XX
pertaining to the representation of the illustrations and the Depositor's administrative procedures.

Calculation of sample illustrations.                                        C-XX

Consent of PricewaterhouseCoopers LLP, independent accountants.             C-XX